UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2005– September 30, 2006

Item 1: Reports to Shareholders

Vanguard® Strategic Equity Fund

> Annual Report

September 30, 2006

>	Vanguard Strategic Equity Fund returned 6.5% for the 2006 fiscal year. The fund underperformed both its benchmark index and the average peer fund.
>

The advisor made some disappointing stock selections in the energy, health care, and financials sectors during the period. Its choices in the consumer discretionary and consumer staples sectors, however, made strong relative contributions to the fund’s return.

>	The fund’s ten-year record is excellent; for the decade it has solidly outperformed both its benchmark index and peer group.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	28
About Your Fund’s Expenses	29
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Returns
Vanguard Strategic Equity Fund	6.5%
MSCI US Small + Mid Cap 2200 Index	8.6
Average Mid-Cap Core Fund[1]	7.3
Dow Jones Wilshire 5000 Index	10.5

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$23.28	$23.07	$0.21	$1.44

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Equity Fund returned 6.5% for the fiscal year ended September 30, 2006. This result fell short of the return of its benchmark, the Morgan Stanley Capital International (MSCI) US Small + Mid Cap 2200 Index, as well as of the average return of its competitive peers. The fund’s subpar performance resulted from some poorly performing stock choices and missed opportunities in key sectors.

Please note: On November 9, 2006, after the close of the fiscal period, the fund reopened to new accounts. It had been closed since April 20, 2006. The fund’s minimum initial investment was increased to $10,000.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

2

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the

Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

3

Stock-selection challenges led to performance deficit

The period was a challenging one for the Strategic Equity Fund’s computer-driven stock-selection process, which seeks to match the risk profile of the fund’s benchmark while outperforming the index through superior stock selection. The advisor had some miscues and missed opportunities in a few of the fund’s larger sectors—namely energy, health care, and financials—which together accounted for much of the fund’s shortfall versus the benchmark. In short, the advisor’s assessment of the prospects for some of its stock picks proved a bit more positive than the market’s sentiment. Among energy holdings, the fund’s oil and gas drillers turned in much poorer returns than those in the index. In the health care sector, the fund’s equipment makers and biotech holdings proved to be detractors versus those in the index. And among financials—the fund’s (and the benchmark’s) largest sector, at roughly one-fifth of assets, on average—insurance companies and asset managers in the fund’s portfolio failed to keep pace with their index counterparts.

On the positive side, the advisor made a number of good stock choices in consumer-oriented sectors. These sectors were aided by moderating energy prices and the unflinching strength of consumer spending. The fund’s consumer discretionary holdings were boosted by the surprisingly strong performances of apparel retailers and restaurants, particularly Guess? and Darden Restaurants. In consumer staples, tobacco maker Carolina Group and beverage distributor Pepsi Bottling Group were the top contributors to the fund’s relative return.

As the fiscal year’s results attest, the fund’s stock-selection models, which emphasize attractive valuations and earnings quality, are not always in sync with the short-term dynamics of the mid- and small-cap marketplace. The models also incorporate measures of market, or investor, sentiment, which can shift abruptly. As with any active strategy, the same characteristics that differentiate the fund from its benchmark, giving it the chance to outperform, can also lead to occasional periods of weakness. For more details on factors that influenced the fund’s performance over the period, see the Advisor’s Report on page 7.

Long-term record is excellent

Despite its challenging recent fiscal period, the fund has proven the merit of its investment process by producing impressive long-term results. Indeed, the fund’s average annual return over the past ten years has surpassed that of its benchmark index by 1.4 percentage points. A hypothetical investment of $10,000 made in the fund ten years ago would have grown to $32,838 by September 30. By comparison, the same investment in the fund’s benchmark index would have

4

been worth $28,950. The second table below compares your fund’s performance with those of its comparative measures.

Your fund’s advisor, Vanguard Quantitative Equity Group, has worked diligently to hone its quantitative models in seeking superior results for the fund. The Strategic Equity Fund’s very low costs are also vital to its long-term success. Low costs help investors maximize their share of the fund’s returns. The first table below compares the fund’s expense ratio with that of its peer group.

Don’t let short-term performance cloud your long-term view

The short-term results of the latest “hot” mutual fund can divert some investors’ attention from the discipline and focus of long-term investing. For those investors, the lure of powerful short-term performance assumes priority over longer-term results.

At Vanguard, we counsel investors to discount short-term performance and, instead, to thoughtfully evaluate a fund’s long-term role within their portfolio. Is it a core holding or does it play a smaller role? Crucial to long-term investing is a well-thought-out, diversified portfolio of stock, bond, and money market funds tailored to meet your personal goals. Once you have completed this “advance” work, we suggest that you stay the course through the market’s ups and downs, resisting the short-term urge to tinker.

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Core Fund
Strategic Equity Fund	0.35%	1.52%

Total Returns
Ten Years Ended September 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Strategic Equity Fund	12.6%	$32,838
Spliced Small and Mid Cap Index[2]	11.2	28,950
Average Mid-Cap Core Fund	11.5	29,632
Dow Jones Wilshire 5000 Index	8.6	22,871

1	Fund expense ratio reflects the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.
2	The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

5

As a part of the stock component of a balanced, diversified investment plan, the Strategic Equity Fund can play an important role in helping you to reach your long-term financial goals. Considering the advisor’s proven skill and the fund’s low operating expenses, we are optimistic about the fund’s prospects for posting competitive long-term results.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 9, 2006

6

Advisor’s Report

For the fiscal year ended September 30, 2006, the Vanguard Strategic Equity Fund returned 6.5%, underperforming its benchmark, the MSCI US Small + Mid Cap 2200 Index, which posted an 8.6% return. During the year, small- and mid-cap value stocks in the benchmark returned 10.3% and 10.0%, respectively, while its small- and mid-cap growth components earned comparatively less—5.4% and 8.1%, respectively. Energy stocks in the benchmark declined –6.5%, while its telecommunication services stocks rose 39.1%.

The investment environment

The benchmark’s solid, but unspectacular, return hid the instability underlying the market during the fiscal year. At the beginning of the period, the price of a barrel of West Texas Intermediate Crude oil was $66.25, the federal funds rate was 3.75%, and the 10-year U.S. Treasury note yielded 4.3%. In May 2006, the fund’s benchmark dropped –4.2% and in June, stock market volatility jumped to levels not seen in three years. During the summer, oil reached $77.03 per barrel, and the 10-year Treasury’s yield reached 5.2%. At the close of the fiscal year, oil stood at $62.92, the federal funds rate was 5.25%, and the 10-year Treasury yielded 4.6%. When we began the fiscal year, markets were extremely concerned about the Federal Reserve Board’s inflation-fighting resolve; as we end the fiscal year, the market’s concern seems to be assuaged.

In our view, it seems unlikely that the Fed’s inflation-fighting commitment has changed dramatically in the last year or that the supply-and-demand dynamics of petroleum have shifted significantly. We still maintain that the markets often overreact to short-term news—that is the basis of our stock-selection strategy.

Our investment approach

Our investment process evaluates each stock in the benchmark for its relative performance potential based on market sentiment, valuation, and earnings quality compared with its peers. We believe that at least one of these three elements captures the market’s overreaction to news. We construct our portfolio from the stocks that have the most attractive expected returns, while remaining neutral to industry and other risk factors. Thus, financials—our largest sector—represents 22% of the portfolio, not because of our view about financial stocks but because the benchmark has a weighting of 22.0% in this sector.

We aggressively buy and sell stocks within sectors in an attempt to provide higher returns than the benchmark. Based on our research to date, we have

7

concluded that attempting to add value by over- or underweighting sectors is not worth the additional risk. Chiefly, this is because we prefer to take many small positions in stocks, rather than a few big ones. With only ten sectors, one wrong over- or underweighting can adversely affect performance much more than one much smaller stock selection gone awry in a well-diversified portfolio. Similarly, we do not tilt toward or away from the benchmark’s smaller-capitalization stocks. The changes in the market environment highlighted earlier in this report demonstrate how difficult it is to add value by leaning toward specific industries or market segments.

The fund’s successes and shortfalls

During the fiscal year, our overall model was modestly successful in assessing future prospects. We add value in two ways: by purchasing stocks that outperform the market and by avoiding stocks that underperform. This year, the stocks that we identified for sale strongly underperformed the benchmark, while our candidates for purchase barely matched the market. Unfortunately, the stocks we held in the portfolio did not match the success of our model. This factor, together with our sentiment indicator’s lackluster results, was the main contributor to the year’s subpar performance.

Our best performance relative to the benchmark was in consumer discretionary stocks, where our overweighted positions in Guess? (+126% for the fiscal year) and Abercrombie & Fitch (+41%) helped the portfolio outperform the benchmark sector. On the other hand, health care was our worst-performing sector relative to the benchmark; our positions in Manor Care (+38%) and Andrx Group (+58%) were unable to overcome the drag from our holdings in Apria Health-care Group (–38%) and United Therapeutics (–25%).

We expect occasional periods of underperformance in our portfolio, since we take significant stock-specific risks in our effort to outperform our universe. While the past year was not a total success, our process has worked well over time. We feel that the fund offers an attractive mix of stocks with high earnings quality, market acceptance, and reasonable valuations. We look forward to the coming fiscal year with confidence in our process.

James D. Troyer,

Principal and Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

October 19, 2006

8

Fund Profile

As of September 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	777	2,174	4,974
Median Market Cap	$3.5B	$3.8B	$27.5B
Price/Earnings Ratio	15.6x	20.7x	17.2x
Price/Book Ratio	2.4x	2.5x	3.7x
Yield	1.1%	1.3%	1.7%
Return on Equity	14.0%	13.4%	15.4%
Earnings Growth Rate	17.9%	16.4%	15.7%
Foreign Holdings	0.2%	0.0%	1.1%
Turnover Rate	80%	—	—
Expense Ratio	0.35%	—	—
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16%	16%	12%
Consumer Staples	3	3	9
Energy	8	8	9
Financials	22	22	23
Health Care	10	10	12
Industrials	13	13	11
Information Technology	15	15	15
Materials	5	5	3
Telecommunication
Services	2	2	3
Utilities	6	6	3

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.84
Beta	1.03	1.35

Ten Largest Holdings[4] (% of total net assets)

AmerisourceBergen Corp.	health care
	distributors	1.0%
Parker Hannifin Corp.	industrial machinery	1.0
Fiserv, Inc.	data processing and
	outsourced services	1.0
Safeco Corp.	property and
	casualty insurance	1.0
Nordstrom, Inc.	department stores	1.0
Whirlpool Corp.	household appliances	1.0
Freeport-McMoRan
Copper & Gold, Inc.	diversified metals
Class B	and mining	0.9
Cummins Inc.	construction and
	farm machinery and
	heavy trucks	0.9
Darden Restaurants Inc.	restaurants	0.9
Radian Group, Inc.	thrifts and
	mortgage finance	0.9
Top Ten		9.6%

Investment Focus

1	MSCI US Small + Mid Cap 2200 Index.
2	Dow Jones Wilshire 5000 Index.
3	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 31.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1996–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Strategic Equity Fund	6.49%	14.89%	12.63%	$32,838
Dow Jones Wilshire 5000 Index	10.48	8.64	8.62	22,871
Spliced Small and Mid Cap Index[1]	8.61	14.59	11.22	28,950
Average Mid-Cap Core Fund[2]	7.27	11.61	11.47	29,632

Fiscal-Year Total Returns (%): September 30, 1996–September 30, 2006

1	The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.
2	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 23 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (15.7%)
	Nordstrom, Inc.	1,536,900	65,011
	Whirlpool Corp.	770,800	64,832
	Darden Restaurants Inc.	1,411,300	59,938
	VF Corp.	749,294	54,661
	Royal Caribbean
	Cruises, Ltd.	1,229,019	47,698
	Abercrombie & Fitch Co.	496,300	34,483
	Polo Ralph Lauren Corp.	523,380	33,857
*	Guess ?, Inc.	687,900	33,384
*	AutoNation, Inc.	1,493,347	31,211
	Phillips-Van Heusen Corp.	719,100	30,037
*	Liberty Media Capital A	303,947	25,401
	Brinker International, Inc.	612,800	24,567
	Men’s Wearhouse, Inc.	603,350	22,451
	Newell Rubbermaid, Inc.	675,146	19,120
	Cablevision Systems
	NY Group Class A	805,600	18,295
	Dillard’s Inc.	555,200	18,172
	Jackson Hewitt Tax
	Service Inc.	580,000	17,406
	Catalina Marketing Corp.	610,570	16,791
	Ruby Tuesday, Inc.	581,800	16,401
*	The Goodyear Tire &
	Rubber Co.	1,037,799	15,048
	New York Times Co.
	Class A	643,386	14,785
	Barnes & Noble, Inc.	370,045	14,040
	^Regal Entertainment Group
	Class A	681,147	13,500
*	CSK Auto Corp.	879,600	12,402
*	Skechers U.S.A., Inc.	501,200	11,783
	Sherwin-Williams Co.	208,357	11,622
	Jones Apparel Group, Inc.	352,800	11,445
*	Payless ShoeSource, Inc.	459,400	11,439
*	Charming Shoppes, Inc.	777,258	11,099
	Meredith Corp.	193,320	9,536
*	The Pantry, Inc.	166,400	9,380
	Washington Post Co. Class B	12,378	9,123
*	NVR, Inc.	17,000	9,095
*	Jack in the Box Inc.	173,100	9,032
*	MGM Mirage, Inc.	228,422	9,020
	Bob Evans Farms, Inc.	284,017	8,600
	Claire’s Stores, Inc.	268,300	7,824
*	RCN Corp.	273,012	7,726
	K-Swiss, Inc.	252,351	7,586
	Belo Corp. Class A	448,900	7,097
*	Genesco, Inc.	200,200	6,901
	Mattel, Inc.	343,400	6,765
	Cato Corp. Class A	271,350	5,945
*	DreamWorks
	Animation SKG, Inc.	234,133	5,832
	Domino’s Pizza, Inc.	218,100	5,594
*	Mohawk Industries, Inc.	73,925	5,504
*	Gemstar-TV Guide
	International, Inc.	1,603,422	5,323
*	ProQuest Co.	408,440	5,318
*	JAKKS Pacific, Inc.	285,500	5,090
	Entercom
	Communications Corp.	199,999	5,040
	John Wiley & Sons Class A	133,800	4,818
	ServiceMaster Co.	427,200	4,789
	Brown Shoe Co., Inc.	122,900	4,405
	Modine Manufacturing Co.	174,700	4,250
	^Bandag, Inc.	103,500	4,248
*	Laureate Education Inc.	88,224	4,222
	Group 1 Automotive, Inc.	83,500	4,167
	^Furniture Brands
	International Inc.	217,000	4,132
	Sonic Automotive, Inc.	175,000	4,041
*	Wyndham Worldwide Corp.	142,900	3,997
*	Career Education Corp.	163,900	3,688
	United Auto Group, Inc.	156,000	3,650
	World Wrestling
	Entertainment, Inc.	209,087	3,435
*	Cox Radio, Inc.	222,131	3,410
	Harte-Hanks, Inc.	128,200	3,378
*	The Dress Barn, Inc.	154,780	3,377
	Warner Music Group Corp.	122,163	3,170

11

			Market
			Value•
		Shares	($000)
*	Visteon Corp.	382,900	3,121
*	TRW Automotive
	Holdings Corp.	129,546	3,118
	Steven Madden, Ltd.	74,131	2,909
	Beazer Homes USA, Inc.	69,800	2,725
	Building Materials
	Holding Corp.	103,900	2,703
	ArvinMeritor, Inc.	189,300	2,696
*	Select Comfort Corp.	112,900	2,470
*	Corinthian Colleges, Inc.	223,600	2,417
*	Meritage Corp.	57,700	2,401
	American Greetings Corp.
	Class A	100,700	2,328
	IHOP Corp.	47,300	2,192
*	Papa John’s International, Inc.	60,621	2,189
	Sotheby’s	66,278	2,137
*	Blockbuster Inc. Class A	544,000	2,089
*	Steak n Shake Co.	121,208	2,047
	Ethan Allen Interiors, Inc.	59,000	2,045
	Advance Auto Parts, Inc.	55,786	1,838
	Journal Communications, Inc.	160,900	1,813
	Ross Stores, Inc.	70,643	1,795
	Dow Jones & Co., Inc.	53,000	1,778
	Aaron Rents, Inc. Class B	68,800	1,581
	Asbury Automotive Group, Inc.	76,300	1,572
	Movado Group, Inc.	61,100	1,553
	Kimball International, Inc.
	Class B	78,786	1,521
	International Speedway Corp.	29,684	1,479
*	Dollar Tree Stores, Inc.	46,704	1,446
	Stage Stores, Inc.	48,000	1,408
	UniFirst Corp.	44,200	1,381
*	Spanish Broadcasting
	System, Inc.	313,574	1,370
	Service Corp. International	139,900	1,307
	The Buckle, Inc.	34,100	1,294
	Dover Downs Gaming &
	Entertainment, Inc.	104,450	1,269
	Winnebago Industries, Inc.	39,600	1,243
*	FTD Group, Inc.	79,900	1,234
*	^Tempur-Pedic International Inc.	66,000	1,133
	^Brookfield Homes Corp.	31,800	896
*	^Netflix.com, Inc.	38,025	866
	Kellwood Co.	27,400	790
*	O’Charley’s Inc.	40,900	776
	Haverty Furniture Cos., Inc.	48,200	769
	Landry’s Restaurants, Inc.	24,600	742
*	Tenneco Automotive, Inc.	27,800	650
	Lithia Motors, Inc.	20,900	517
*	Interactive Data Corp.	25,000	499
	Liz Claiborne, Inc.	12,300	486
*	Vertrue Inc.	11,600	456
*	Harris Interactive Inc.	73,070	446
	Technical Olympic USA, Inc.	43,000	423
	CSS Industries, Inc.	12,700	377
	Xerium Technologies Inc.	31,600	350
*	Penn National Gaming, Inc.	8,566	313
	Stewart Enterprises, Inc.
	Class A	45,958	269
*	ITT Educational Services, Inc.	3,800	252
	American Eagle Outfitters, Inc.	5,600	245
*	Denny’s Corp.	56,917	194
	Journal Register Co.	31,300	177
	Salem Communications Corp.	7,207	82
			1,057,564
Consumer Staples (3.2%)
	Carolina Group	867,600	48,056
	The Pepsi Bottling
	Group, Inc.	951,500	33,778
	The Kroger Co.	622,000	14,393
*	Central Garden and Pet Co.	264,440	12,762
	Del Monte Foods Co.	1,139,527	11,908
	Brown-Forman Corp.
	Class B	155,107	11,889
	Longs Drug Stores, Inc.	244,410	11,245
*	Herbalife Ltd.	274,700	10,406
*	Energizer Holdings, Inc.	142,800	10,280
*	Hansen Natural Corp.	266,324	8,650
	The Great Atlantic &
	Pacific Tea Co., Inc.	300,199	7,229
	Estee Lauder Cos. Class A	139,300	5,618
*	NBTY, Inc.	169,783	4,970
	Lancaster Colony Corp.	90,100	4,033
	Ruddick Corp.	120,700	3,142
	Corn Products
	International, Inc.	93,500	3,043
	Seaboard Corp.	2,290	2,759
*	Dean Foods Co.	65,602	2,757
*	Prestige Brands Holdings Inc.	197,000	2,195
	Molson Coors Brewing Co.
	Class B	28,200	1,943
*	Performance Food Group Co.	57,991	1,629
	Ingles Markets, Inc.	44,400	1,171
	^Mannatech, Inc.	62,984	1,116
	Weis Markets, Inc.	18,300	728
	Premium Standard Farms Inc.	34,770	662
*	Wild Oats Markets Inc.	36,667	593
*	BJ’s Wholesale Club, Inc.	20,200	589
*	Alliance One
	International, Inc.	120,000	492
	Vector Group Ltd.	26,590	431
	Chiquita Brands
	International, Inc.	10,748	144
			218,611
Energy (8.1%)
	Patterson-UTI Energy, Inc.	2,112,927	50,203
	Helmerich & Payne, Inc.	2,142,242	49,336
	Sunoco, Inc.	584,900	36,375
	Chesapeake Energy Corp.	1,240,729	35,956
	Hess Corp.	813,627	33,700
	Tesoro Petroleum Corp.	483,500	28,033
*	Swift Energy Co.	609,600	25,493

12

			Market
			Value•
		Shares	($000)
*	Nabors Industries, Inc.	778,762	23,168
	Frontier Oil Corp.	853,200	22,678
*	Todco Class A	633,825	21,930
	Holly Corp.	502,958	21,793
*	Helix Energy
	Solutions Group, Inc.	622,682	20,798
*	Unit Corp.	405,012	18,618
	ENSCO International, Inc.	409,709	17,958
	Rowan Cos., Inc.	516,506	16,337
*	Veritas DGC Inc.	243,433	16,023
*	Grey Wolf, Inc.	2,017,419	13,476
*	Atwood Oceanics, Inc.	294,100	13,226
	Diamond Offshore
	Drilling, Inc.	179,750	13,009
*	Pioneer Drilling Co.	957,400	12,293
*	Denbury Resources, Inc.	424,097	12,256
	El Paso Corp.	746,900	10,188
	Tidewater Inc.	164,000	7,247
*	Maverick Tube Corp.	73,800	4,784
*	Pride International, Inc.	155,500	4,264
*	SEACOR Holdings Inc.	43,300	3,572
*	Parker Drilling Co.	363,500	2,574
*	NS Group Inc.	37,700	2,434
	W&T Offshore, Inc.	79,800	2,331
*	Lone Star Technologies, Inc.	46,792	2,264
	Foundation Coal Holdings, Inc.	66,000	2,136
*	Giant Industries, Inc.	24,675	2,004
*	Stone Energy Corp.	41,800	1,692
*	Energy Partners, Ltd.	61,300	1,511
*	Hercules Offshore, Inc.	5,000	155
			549,815
Financials (22.1%)
	Capital Markets (2.1%)
	Ameriprise Financial, Inc.	1,213,121	56,895
*	E*TRADE Financial Corp.	1,557,744	37,261
	Raymond James
	Financial, Inc.	411,150	12,022
*	Investment Technology
	Group, Inc.	215,280	9,634
	A.G. Edwards & Sons, Inc.	165,700	8,829
*	Knight Capital Group, Inc.
	Class A	472,753	8,604
	MCG Capital Corp.	296,008	4,834
*	Piper Jaffray Cos., Inc.	58,200	3,528
	Gamco Investors Inc. Class A	59,929	2,281
	T. Rowe Price Group Inc.	22,383	1,071
	Capital Southwest Corp.	1,000	119

	Commercial Banks (3.1%)
	Synovus Financial Corp.	1,211,657	35,586
	Huntington Bancshares Inc.	1,060,551	25,379
	TCF Financial Corp.	841,500	22,123

Colonial BancGroup, Inc.	887,200	21,736
Bank of Hawaii Corp.	412,986	19,889
First Republic Bank	199,331	8,484
Sterling Bancshares, Inc.	251,700	5,097
Hancock Holding Co.	92,195	4,937
BancorpSouth, Inc.	170,933	4,745
United Bankshares, Inc.	118,080	4,395
City Holding Co.	106,855	4,260
Whitney Holdings Corp.	104,700	3,745
Greater Bay Bancorp	130,701	3,687
Independent Bank Corp. (MI)	149,035	3,619
Compass Bancshares Inc.	53,700	3,060
Columbia Banking
System, Inc.	81,828	2,619
F.N.B. Corp.	154,100	2,567
Trustmark Corp.	79,500	2,499
BOK Financial Corp.	44,886	2,361
Republic Bancorp, Inc.	141,800	1,890
Citizens Banking Corp.	64,900	1,704
Susquehanna Bancshares, Inc.	58,600	1,432
Pacific Capital Bancorp	50,000	1,349
NBT Bancorp, Inc.	56,252	1,308
Old National Bancorp	64,200	1,226
BancFirst Corp.	25,322	1,183
Chittenden Corp.	37,300	1,070
Sterling Financial Corp.	31,300	1,015
IBERIABANK Corp.	14,700	897
Sterling Financial Corp. (PA)	38,588	849
Community Trust Bancorp Inc.	21,356	804
First Indiana Corp.	27,587	718
Nara Bancorp, Inc.	38,605	706
Integra Bank Corp.	26,401	667
Hanmi Financial Corp.	32,800	643
Sky Financial Group, Inc.	25,736	641
Union Bankshares Corp.	14,000	620
United Community Banks, Inc.	19,603	589
Peoples Bancorp, Inc.	19,800	579
R & G Financial Corp. Class B	74,100	552
West Coast Bancorp	17,842	545
Banner Corp.	13,037	535
First Community
Bancshares, Inc.	16,018	535
TriCo Bancshares	21,042	521
Capitol Bancorp Ltd.	11,300	503
Center Financial Corp.	19,300	459
U.S.B. Holding Co., Inc.	19,124	422
Great Southern Bancorp, Inc.	14,280	401
CVB Financial Corp.	22,467	332
First Citizens BancShares
Class A	1,700	325
Provident Bankshares Corp.	7,903	293
Independent Bank Corp. (MA)	7,411	241
First Merchants Corp.	7,586	179
First Source Corp.	5,845	173
Simmons First National Corp.	5,942	172
FirstMerit Corp.	6,101	141
Suffolk Bancorp	4,423	141
Harleysville National Corp.	6,019	121
First Financial Bankshares, Inc.	2,900	111
First Financial Corp. (IN)	3,122	100

13

			Market
			Value•
		Shares	($000)
	Heartland Financial USA, Inc.	3,169	81
	First Bancorp (NC)	3,946	80
	Washington Trust Bancorp, Inc.	2,200	58

	Consumer Finance (0.9%)
*	AmeriCredit Corp.	1,057,545	26,428
	^The First Marblehead Corp.	179,000	12,398
	Advanta Corp. Class B	235,197	8,679
*	World Acceptance Corp.	136,100	5,986
	Cash America
	International Inc.	114,624	4,480
	Advance America, Cash
	Advance Centers, Inc.	14,723	212

	Diversified Financial Services (0.4%)
	Leucadia National Corp.	864,290	22,618
	Resource America, Inc.	65,020	1,352
*	Primus Guaranty, Ltd.	75,722	917
*	Asset Acceptance
	Capital Corp.	52,933	860

	Insurance (4.0%)
	Safeco Corp.	1,109,502	65,383
	First American Corp.	763,821	32,340
	W.R. Berkley Corp.	680,735	24,091
	Nationwide Financial
	Services, Inc.	450,400	21,664
	Assurant, Inc.	344,500	18,400
	LandAmerica Financial
	Group, Inc.	249,300	16,401
	UnumProvident Corp.	841,900	16,324
	Zenith National
	Insurance Corp.	375,909	14,995
	Ohio Casualty Corp.	499,483	12,922
	American Financial
	Group, Inc.	188,200	8,832
	Hanover Insurance
	Group Inc.	191,400	8,542
	Stewart Information
	Services Corp.	209,900	7,298
*	Philadelphia Consolidated
	Holding Corp.	100,300	3,990
	Safety Insurance Group, Inc.	81,220	3,952
	Fidelity National Financial, Inc.	64,200	2,674
	^Fidelity National Title
	Group, Inc. Class A	113,200	2,373
	Cincinnati Financial Corp.	49,118	2,361
	^Odyssey Re Holdings Corp.	48,100	1,625
	Scottish Re Group Ltd.	134,200	1,459
*	Argonaut Group, Inc.	33,599	1,043
	Infinity Property &
	Casualty Corp.	22,589	929
	Commerce Group, Inc.	27,010	812
	IPC Holdings Ltd.	22,000	669
	Horace Mann Educators Corp.	34,200	658
	National Western Life
	Insurance Co. Class A	2,720	625
	Bristol West Holdings, Inc.	31,000	451
	Presidential Life Corp.	19,000	425
	Harleysville Group, Inc.	11,100	388
	Axis Capital Holdings Ltd.	11,000	382
	Torchmark Corp.	6,000	379
*	CNA Surety Corp.	15,800	319
	Crawford & Co. Class B	3,200	22

	Real Estate Investment Trusts (7.6%)
	Archstone-Smith Trust REIT	725,200	39,480
	Host Marriott Corp. REIT	1,384,400	31,744
	ProLogis REIT	444,824	25,382
	Avalonbay Communities, Inc.
	REIT	202,300	24,357
	Boston Properties, Inc. REIT	220,100	22,745
	Essex Property Trust, Inc.
	REIT	152,700	18,538
	General Growth
	Properties Inc. REIT	366,400	17,459
	Plum Creek
	Timber Co. Inc. REIT	495,600	16,870
	Pan Pacific Retail
	Properties, Inc. REIT	186,300	12,933
	Camden Property Trust REIT	168,100	12,777
	Developers Diversified
	Realty Corp. REIT	228,900	12,763
	Apartment Investment &
	Management Co. Class A
	REIT	211,200	11,491
	SL Green Realty Corp. REIT	94,600	10,567
	Regency Centers Corp. REIT	151,700	10,431
	iStar Financial Inc. REIT	236,800	9,875
	United Dominion Realty Trust
	REIT	312,400	9,434
	Federal Realty
	Investment Trust REIT	121,900	9,057
	Taubman Co. REIT	200,800	8,920
	Maguire Properties, Inc. REIT	217,100	8,845
	New Plan Excel Realty Trust
	REIT	312,700	8,459
	Reckson Associates
	Realty Corp. REIT	194,726	8,334
	AMB Property Corp. REIT	149,100	8,217
	Kimco Realty Corp. REIT	187,600	8,042
	Tanger Factory Outlet
	Centers, Inc. REIT	223,300	7,954
	BRE Properties Inc. Class A
	REIT	128,000	7,645
	The Macerich Co. REIT	96,300	7,353
	FelCor Lodging Trust, Inc.
	REIT	364,700	7,312
	Kilroy Realty Corp. REIT	92,500	6,969
	Post Properties, Inc. REIT	129,600	6,159

14

		Market
		Value•
	Shares	($000)
Home Properties, Inc. REIT	104,700	5,985
Colonial Properties Trust REIT	120,800	5,775
Thornburg Mortgage, Inc.
REIT	214,300	5,458
^New Century Financial Corp.
REIT	137,692	5,413
Rayonier Inc. REIT	142,050	5,370
HRPT Properties Trust REIT	443,500	5,300
Heritage Property
Investment Trust REIT	139,200	5,075
Global Signal, Inc. REIT	90,000	4,552
CapitalSource Inc. REIT	171,400	4,426
^Novastar Financial, Inc. REIT	149,600	4,367
American Home Mortgage
Investment Corp. REIT	125,000	4,359
Annaly Mortgage
Management Inc. REIT	316,600	4,160
Equity Inns, Inc. REIT	257,300	4,096
Glimcher Realty Trust REIT	159,700	3,957
Innkeepers USA Trust REIT	236,100	3,846
Sunstone Hotel
Investors, Inc. REIT	121,800	3,620
KKR Financial Corp. REIT	145,100	3,561
Saul Centers, Inc. REIT	75,700	3,407
^Redwood Trust, Inc. REIT	62,900	3,168
Weingarten Realty Investors
REIT	68,300	2,938
Friedman, Billings,
Ramsey Group, Inc. REIT	359,900	2,890
Impac Mortgage
Holdings, Inc. REIT	281,600	2,639
Senior Housing
Properties Trust REIT	122,400	2,612
LaSalle Hotel Properties REIT	59,600	2,583
Potlatch Corp. REIT	65,400	2,426
BioMed Realty Trust, Inc.
REIT	79,500	2,412
Pennsylvania REIT	48,100	2,048
American Financial
Realty Trust REIT	179,800	2,007
Strategic Hotels and
Resorts, Inc. REIT	99,900	1,986
Saxon Inc. REIT	130,000	1,825
GMH Communities Trust
REIT	115,000	1,451
Mills Corp. REIT	71,700	1,198
Inland Real Estate Corp. REIT	30,700	538
MFA Mortgage
Investments, Inc. REIT	71,500	533
Franklin Street
Properties Corp. REIT	26,300	522
Highland Hospitality Corp.
	REIT	36,400	522
	Digital Realty Trust, Inc. REIT	16,600	520
	Spirit Finance Corp. REIT	44,600	518
	National Health Investors REIT	18,200	516
	Acadia Realty Trust REIT	20,100	513
	RAIT Investment Trust REIT	17,700	511
	Trustreet Properties, Inc. REIT	40,800	510
	Hospitality Properties Trust
	REIT	10,700	505
	Lexington Corporate
	Properties Trust REIT	23,800	504
	Omega Healthcare
	Investors, Inc. REIT	33,500	503
	Ashford Hospitality Trust REIT	41,900	500
	Newcastle Investment Corp.
	REIT	18,200	499
	Anthracite Capital Inc. REIT	38,700	498
	Deerfield Triarc Capital Corp.
	REIT	37,900	497
	DiamondRock Hospitality Co.
	REIT	29,700	493
	First Potomac REIT	16,000	484
	Longview Fibre Co. REIT	23,300	473
	Sun Communities, Inc. REIT	5,700	182

	Real Estate Management & Development (0.7%)
	^The St. Joe Co.	260,100	14,272
*	CB Richard Ellis Group, Inc.	418,200	10,288
	Jones Lang LaSalle Inc.	118,800	10,155
	Forest City Enterprise
	Class A	154,400	8,384
*	Trammell Crow Co.	58,300	2,129
*	Move, Inc.	108,900	535

	Thrifts & Mortgage Finance (3.3%)
	Radian Group, Inc.	965,541	57,932
	IndyMac Bancorp, Inc.	1,286,505	52,953
	^Corus Bankshares Inc.	1,251,628	27,986
	MGIC Investment Corp.	448,164	26,876
	Downey Financial Corp.	240,600	16,010
	The PMI Group Inc.	228,800	10,024
*	^First Federal Financial Corp.	169,900	9,637
	PFF Bancorp, Inc.	117,600	4,356
	WSFS Financial Corp.	45,550	2,833
*	Triad Guaranty, Inc.	48,300	2,472
	First Financial Holdings, Inc.	63,953	2,188
	Anchor Bancorp
	Wisconsin Inc.	76,545	2,186
	BankUnited Financial Corp.	54,000	1,408
	TierOne Corp.	41,201	1,398
	City Bank Lynnwood (WA)	14,873	699
*	Accredited Home Lenders
	Holding Co.	13,000	467
*	Ocwen Financial Corp.	31,000	462
	ITLA Capital Corp.	4,130	222
	United Community
	Financial Corp.	14,500	179
			1,490,849

15

			Market
			Value•
		Shares	($000)
Health Care (10.3%)
	AmerisourceBergen Corp.	1,540,157	69,615
*	Barr Pharmaceuticals Inc.	1,109,200	57,612
*	Sierra Health Services, Inc.	1,122,900	42,491
*	Community Health
	Systems, Inc.	991,399	37,029
*	Laboratory Corp. of
	America Holdings	467,764	30,671
*	Triad Hospitals, Inc.	692,475	30,490
*	Haemonetics Corp.	604,499	28,291
*	ICOS Corp.	1,084,483	27,177
*	Pediatrix Medical
	Group, Inc.	521,300	23,771
*	Sciele Pharma, Inc.	1,235,890	23,284
	Valeant Pharmaceuticals
	International	1,077,600	21,315
	Mylan Laboratories, Inc.	1,054,214	21,221
	Manor Care, Inc.	403,800	21,111
*	Alkermes, Inc.	1,132,975	17,958
*	King Pharmaceuticals, Inc.	821,900	13,997
*	ImClone Systems, Inc.	451,400	12,784
*	IDEXX Laboratories Corp.	125,348	11,424
*	Myriad Genetics, Inc.	459,107	11,317
*	Kinetic Concepts, Inc.	326,200	10,262
*	Apria Healthcare Group Inc.	514,600	10,158
*	The TriZetto Group, Inc.	638,688	9,670
*	Advanced Medical
	Optics, Inc.	242,694	9,599
*	Applera Corp.–Celera
	Genomics Group	679,500	9,459
*	Illumina, Inc.	286,100	9,453
*	Adams Respiratory
	Therapeutics, Inc.	251,358	9,197
*	Viasys Healthcare Inc.	305,200	8,314
*	LifePoint Hospitals, Inc.	210,900	7,449
	Medicis
	Pharmaceutical Corp.	216,700	7,010
*	^Enzon Pharmaceuticals, Inc.	842,300	6,949
*	Magellan Health
	Services, Inc.	131,903	5,619
*	Lincare Holdings, Inc.	162,096	5,615
	Dade Behring Holdings Inc.	137,726	5,531
*	Techne Corp.	108,521	5,519
*	Zoll Medical Corp.	147,267	5,285
	Universal Health Services
	Class B	84,900	5,088
	Chemed Corp.	147,800	4,768
*	^New River
	Pharmaceuticals Inc.	172,838	4,447
*	^Palomar Medical
	Technologies, Inc.	99,057	4,180
*	Sunrise Senior Living, Inc.	138,300	4,131
*	SonoSite, Inc.	124,018	3,522
	Perrigo Co.	190,400	3,231
	IMS Health, Inc.	120,900	3,221
*	Kindred Healthcare, Inc.	101,290	3,011
*	Molecular Devices Corp.	157,669	2,915
*	K-V Pharmaceutical Co.
	Class A	118,700	2,813
	Hillenbrand Industries, Inc.	48,000	2,735
*	PAREXEL International Corp.	75,650	2,503
	Owens & Minor, Inc.
	Holding Co.	73,400	2,414
*	Bio-Rad Laboratories, Inc.
	Class A	27,500	1,945
*	ICU Medical, Inc.	38,800	1,765
*	Progenics
	Pharmaceuticals, Inc.	74,063	1,738
*	^Telik, Inc.	88,200	1,569
*	Radiation Therapy
	Services, Inc.	51,900	1,517
	Alpharma, Inc. Class A	64,100	1,499
*	PSS World Medical, Inc.	64,400	1,287
	Datascope Corp.	38,271	1,281
*	Symmetry Medical Inc.	81,900	1,236
*	Bruker BioSciences Corp.	168,026	1,178
*	Tanox, Inc.	94,526	1,117
*	VCA Antech, Inc.	26,300	948
	Vital Signs, Inc.	15,855	898
*	Greatbatch, Inc.	29,478	667
*	Odyssey Healthcare, Inc.	42,022	596
*	AMN Healthcare Services, Inc.	13,900	330
*	Lexicon Genetics Inc.	46,670	176
*	IntraLase Corp.	8,073	159
*	AmSurg Corp.	7,020	156
	Young Innovations, Inc.	3,400	122
*	Alliance Imaging, Inc.	5,200	41
*	SurModics, Inc.	474	17
			695,868
Industrials (12.9%)
	Parker Hannifin Corp.	883,494	68,674
	Cummins Inc.	520,900	62,107
	Manpower Inc.	899,275	55,099
	CSX Corp.	1,583,914	52,000
*	^USG Corp.	912,400	42,919
	Precision Castparts Corp.	618,691	39,077
	The Timken Co.	1,060,800	31,591
*	AMR Corp.	1,253,151	28,998
	JLG Industries, Inc.	1,383,400	27,405
	Trinity Industries, Inc.	814,640	26,207
	A.O. Smith Corp.	574,600	22,656
	Ryder System, Inc.	435,300	22,496
*	EMCOR Group, Inc.	367,700	20,165
	John H. Harland Co.	501,300	18,272
	R.R. Donnelley & Sons Co.	519,520	17,123
*	Monster Worldwide Inc.	466,458	16,881
	Steelcase Inc.	1,074,100	16,853
	Con-way, Inc.	364,600	16,341
*	Navistar International Corp.	580,374	14,985
	Adesa, Inc.	621,300	14,358
*	PHH Corp.	453,400	12,423

16

			Market
			Value•
		Shares	($000)
	Applied Industrial
	Technology, Inc.	474,975	11,589
	Universal Forest
	Products, Inc.	221,249	10,852
*	Allied Waste Industries, Inc.	836,688	9,429
*	NCI Building Systems, Inc.	161,000	9,365
*	McDermott International, Inc.	223,250	9,332
	Lincoln Electric Holdings, Inc.	152,011	8,277
*	Alaska Air Group, Inc.	206,900	7,870
	Lennox International Inc.	313,200	7,172
*	Dollar Thrifty Automotive
	Group, Inc.	150,900	6,726
	Freightcar America Inc.	126,087	6,683
	Kennametal, Inc.	117,600	6,662
*	United Rentals, Inc.	276,400	6,426
*	Labor Ready, Inc.	403,000	6,420
	Watsco, Inc.	131,500	6,050
*	EnPro Industries, Inc.	185,300	5,570
*	Foster Wheeler Ltd.	137,900	5,322
	Aramark Corp. Class B	161,400	5,304
	Belden CDT Inc.	125,500	4,798
	Harsco Corp.	60,000	4,659
*	Consolidated Graphics, Inc.	77,400	4,657
	Watson Wyatt &
	Co. Holdings	111,700	4,571
	Apogee Enterprises, Inc.	297,558	4,526
	ElkCorp	165,289	4,488
*	General Cable Corp.	112,500	4,299
*	US Airways Group Inc.	94,800	4,203
	Acuity Brands, Inc.	91,300	4,145
	IKON Office Solutions, Inc.	307,400	4,131
	Republic Services, Inc.
	Class A	100,869	4,056
*	^Encore Wire Corp.	112,000	3,952
	Herman Miller, Inc.	114,500	3,917
*	Amerco, Inc.	47,500	3,522
*	Corrections Corp. of America	79,950	3,458
*	Mobile Mini, Inc.	110,956	3,152
*	Builders FirstSource, Inc.	198,048	3,016
	McGrath RentCorp	115,213	2,949
*	Volt Information Sciences Inc.	77,400	2,752
	Arkansas Best Corp.	58,640	2,523
	Crane Co.	60,200	2,516
	The Manitowoc Co., Inc.	55,090	2,467
*	Spherion Corp.	342,600	2,450
	The Toro Co.	52,600	2,218
*	Genlyte Group, Inc.	28,216	2,009
	Barnes Group, Inc.	106,000	1,861
*	American Commercial
	Lines Inc.	28,200	1,677
	Kelly Services, Inc. Class A	60,846	1,668
	Cintas Corp.	40,000	1,633
	Regal-Beloit Corp.	36,700	1,596
	Triumph Group, Inc.	37,600	1,592
*	Cenveo Inc.	79,900	1,504
*	West Corp.	29,257	1,413
	Mueller Industries Inc.	38,600	1,358
*	ABX Air, Inc.	190,210	1,069
*	Continental Airlines, Inc.
	Class B	37,000	1,047
	Viad Corp.	28,350	1,004
	Joy Global Inc.	26,601	1,000
	NACCO Industries, Inc.
	Class A	7,100	965
*	Kforce Inc.	70,679	843
	Carlisle Co., Inc.	9,102	765
	Ennis, Inc.	34,500	747
*	CBIZ Inc.	100,600	734
	Bluelinx Holdings Inc.	76,300	726
*	Accuride Corp.	65,900	726
*	Terex Corp.	15,500	701
	Kaydon Corp.	18,400	681
	^Simpson Manufacturing Co.	20,900	565
	Albany International Corp.	17,700	563
*	Swift Transportation Co., Inc.	20,000	474
*	Thomas & Betts Corp.	5,400	258
*	K&F Industries Holdings	13,700	257
	Tennant Co.	8,200	200
	Kaman Corp. Class A	9,157	165
			872,905
Information Technology (14.8%)
*	Fiserv, Inc.	1,451,583	68,355
*	Computer Sciences Corp.	1,103,200	54,189
*	RealNetworks, Inc.	3,841,698	40,760
	National
	Semiconductor Corp.	1,457,700	34,300
*	LAM Research Corp.	677,498	30,711
	Anixter International Inc.	496,000	28,009
*	Arris Group Inc.	2,388,551	27,373
*	Alliance Data Systems Corp.	483,900	26,706
	Harris Corp.	563,000	25,048
*	CSG Systems
	International, Inc.	932,678	24,651
*	Silicon Image, Inc.	1,861,047	23,673
*	Micron Technology, Inc.	1,359,842	23,661
*	Lexmark International, Inc.	404,500	23,323
*	Palm, Inc.	1,491,514	21,716
	Seagate Technology	900,800	20,799
*	Transaction Systems
	Architects, Inc.	553,191	18,986
*	Ceridian Corp.	828,239	18,519
*	CommScope, Inc.	506,000	16,627
*	Global Imaging Systems, Inc.	720,354	15,898
*	j2 Global
	Communications, Inc.	566,567	15,394
*	^Genesis Microchip Inc.	1,264,948	14,888
*	Coherent, Inc.	380,398	13,185
*	Zoran Corp.	794,750	12,780
*	Freescale
	Semiconductor, Inc.
	Class A	314,800	11,978

17

			Market
			Value•
		Shares	($000)
*	Arrow Electronics, Inc.	432,900	11,874
*	Western Digital Corp.	613,800	11,110
*	Informatica Corp.	813,856	11,060
*	EarthLink, Inc.	1,505,369	10,944
*	Interdigital
	Communications Corp.	306,943	10,467
*	^Finisar Corp.	2,882,941	10,465
*	MicroStrategy Inc.	96,819	9,859
*	MEMC Electronic
	Materials, Inc.	262,800	9,626
*	Cadence Design
	Systems, Inc.	547,400	9,284
*	^Komag, Inc.	282,700	9,035
*	Brocade Communications
	Systems, Inc.	1,278,943	9,029
*	Benchmark Electronics, Inc.	335,175	9,010
*	Sybase, Inc.	361,785	8,770
	MTS Systems Corp.	260,926	8,438
*	ON Semiconductor Corp.	1,411,400	8,299
*	Nuance
	Communications, Inc.	1,008,299	8,238
*	Fairchild Semiconductor
	International, Inc.	437,400	8,179
*	UTStarcom, Inc.	910,889	8,080
*	DST Systems, Inc.	130,400	8,042
*	MPS Group, Inc.	520,104	7,859
	Imation Corp.	173,500	6,966
	Molex, Inc.	175,062	6,822
*	^Atheros Communications	347,735	6,304
*	Vishay Intertechnology, Inc.	420,900	5,909
*	Advanced Energy
	Industries, Inc.	326,357	5,561
*	MKS Instruments, Inc.	273,450	5,554
*	Novellus Systems, Inc.	193,700	5,358
*	Freescale
	Semiconductor, Inc.
	Class B	137,600	5,230
	Park Electrochemical Corp.	160,000	5,069
*	Progress Software Corp.	193,524	5,032
*	Plexus Corp.	248,700	4,775
*	Cirrus Logic, Inc.	654,946	4,775
*	LTX Corp.	928,444	4,652
*	ManTech International Corp.	134,000	4,423
*	Avnet, Inc.	223,400	4,383
*	Paxar Corp.	218,700	4,370
*	Perot Systems Corp.	306,700	4,229
	Fidelity National Information
	Services, Inc.	113,100	4,185
	Reynolds & Reynolds Class A	105,657	4,175
*	Rofin-Sinar Technologies Inc.	67,202	4,084
*	Tellabs, Inc.	367,842	4,032
*	Hyperion Solutions Corp.	116,100	4,003
*	Photronics Inc.	282,463	3,991
	MoneyGram
	International, Inc.	135,200	3,929
*	Sykes Enterprises, Inc.	188,400	3,834
*	Cymer, Inc.	83,702	3,675
*	Conexant Systems, Inc.	1,783,466	3,567
*	Dolby Laboratories Inc.	175,400	3,482
	AVX Corp.	191,800	3,393
*	Teradyne, Inc.	250,300	3,294
*	Euronet Worldwide, Inc.	132,291	3,248
	Technitrol, Inc.	98,400	2,937
*	OmniVision Technologies, Inc.	197,300	2,815
	Bel Fuse, Inc. Class B	87,218	2,799
*	BMC Software, Inc.	94,836	2,581
	Fair Isaac, Inc.	66,500	2,432
*	Amkor Technology, Inc.	467,000	2,410
*	SPSS, Inc.	95,243	2,374
*	Trident Microsystems, Inc.	99,490	2,314
	United Online, Inc.	188,768	2,299
	CTS Corp.	165,300	2,278
*	Macrovision Corp.	95,400	2,260
*	Veeco Instruments, Inc.	111,908	2,255
*	LSI Logic Corp.	271,100	2,228
*	Agere Systems Inc.	149,000	2,225
*	Avocent Corp.	69,300	2,087
*	Interwoven Inc.	183,314	2,022
*	Aeroflex, Inc.	194,300	1,997
	Jack Henry & Associates Inc.	80,400	1,750
*	BearingPoint, Inc.	207,200	1,629
*	Cabot Microelectronics Corp.	53,299	1,536
*	eFunds Corp.	59,800	1,446
*	Silicon Storage
	Technology, Inc.	328,653	1,354
*	Ciber, Inc.	200,700	1,331
*	TTM Technologies, Inc.	109,600	1,282
	Black Box Corp.	29,682	1,155
*	Mattson Technology, Inc.	129,324	1,073
*	MRO Software Inc.	37,600	965
*	Insight Enterprises, Inc.	45,000	927
*	DTS Inc.	38,452	814
*	Asyst Technologies, Inc.	107,016	723
	Methode Electronics, Inc.
	Class A	64,000	609
*	Rogers Corp.	9,400	580
*	SYNNEX Corp.	20,100	463
*	MICROS Systems, Inc.	9,000	440
*	DealerTrack Holdings Inc.	19,304	427
*	eSPEED, Inc. Class A	38,816	357
*	Vignette Corp.	25,600	347
	Agilysys, Inc.	21,700	305
*	Tyler Technologies, Inc.	19,300	250
*	IXYS Corp.	25,841	217
*	Kopin Corp.	49,116	165
*	Keane, Inc.	10,100	146
*	Digital Insight Corp.	4,210	123
	infoUSA Inc.	1,500	12
			1,002,240

18

			Market
			Value•
		Shares	($000)
Materials (4.8%)
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	1,202,500	64,045
	Eagle Materials, Inc.	1,420,175	47,832
	Reliance Steel &
	Aluminum Co.	1,282,000	41,203
	Nucor Corp.	672,900	33,302
	Phelps Dodge Corp.	231,308	19,592
	Martin Marietta
	Materials, Inc.	228,900	19,370
	Temple-Inland Inc.	471,362	18,902
	Greif Inc. Class A	212,500	17,023
	Louisiana-Pacific Corp.	705,300	13,239
	United States Steel Corp.	228,300	13,168
	Commercial Metals Co.	392,600	7,982
	Celanese Corp. Series A	343,200	6,143
	Lubrizol Corp.	107,700	4,925
	Quanex Corp.	144,400	4,383
	^Cleveland-Cliffs Inc.	93,200	3,552
	Steel Dynamics, Inc.	55,532	2,802
	Sonoco Products Co.	73,000	2,456
	Metal Management, Inc.	62,700	1,746
	Silgan Holdings, Inc.	37,205	1,397
	Gibraltar Industries Inc.	62,289	1,382
*	Pactiv Corp.	29,700	844
	H.B. Fuller Co.	27,800	652
			325,940
Telecommunication Services (2.4%)
*	Qwest Communications
	International Inc.	6,444,100	56,193
	Citizens
	Communications Co.	1,639,602	23,020
	Embarq Corp.	441,500	21,355
*	Leap Wireless
	International, Inc.	310,474	15,055
*	Cincinnati Bell Inc.	2,623,900	12,647
	Telephone &
	Data Systems, Inc.	273,045	11,495
	CenturyTel, Inc.	108,600	4,308
*	Premiere Global
	Services, Inc.	308,958	2,682
	Windstream Corp.	198,766	2,622
	North Pittsburgh
	Systems, Inc.	70,142	1,765
*	U.S. Cellular Corp.	26,800	1,600
	Commonwealth Telephone
	Enterprises, Inc.	35,832	1,477
*	Syniverse Holdings Inc.	96,800	1,452
*	General Communication, Inc.	58,900	730
*	Broadwing Corp.	36,500	461
	Centennial
	Communications Corp.
	Class A	55,100	294
*	Covad Communications
	Group, Inc.	183,900	274
*	American Tower Corp.
	Class A	6,900	252
	Surewest Communications	9,600	187
	Consolidated Communications
	Holdings, Inc.	9,353	175
	Iowa Telecommunications
	Services Inc.	4,100	81
*	Cbeyond Inc.	2,500	69
			158,194
Utilities (5.7%)
	CenterPoint Energy Inc.	2,259,449	32,355
	Xcel Energy, Inc.	1,455,745	30,061
	Energen Corp.	705,172	29,526
*	Allegheny Energy, Inc.	701,000	28,159
	DTE Energy Co.	604,015	25,073
	Pepco Holdings, Inc.	948,405	22,923
	ONEOK, Inc.	540,039	20,408
	Cleco Corp.	597,075	15,070
	Pinnacle West Capital Corp.	331,568	14,937
	Westar Energy, Inc.	606,200	14,252
	Wisconsin Energy Corp.	311,861	13,454
	Edison International	321,000	13,366
	FirstEnergy Corp.	234,300	13,088
	Avista Corp.	384,100	9,096
	Southwest Gas Corp.	268,800	8,956
*	NRG Energy, Inc.	191,900	8,693
	Puget Energy, Inc.	366,300	8,326
	OGE Energy Corp.	202,300	7,305
	NSTAR	200,100	6,675
*	CMS Energy Corp.	429,700	6,205
	Energy East Corp.	247,700	5,875
	MDU Resources Group, Inc.	260,050	5,810
	PNM Resources Inc.	153,700	4,238
	Hawaiian Electric
	Industries Inc.	140,200	3,794
	Nicor Inc.	85,400	3,652
	TECO Energy, Inc.	224,725	3,517
	Vectren Corp.	127,900	3,434
	IDACORP, Inc.	84,096	3,180
	WGL Holdings Inc.	90,800	2,846
*	AES Corp.	126,100	2,571
	Black Hills Corp.	76,200	2,561
	ALLETE, Inc.	54,835	2,383
	Northwest Natural Gas Co.	58,600	2,302
	Otter Tail Corp.	75,675	2,213
	Great Plains Energy, Inc.	60,130	1,865
	Empire District Electric Co.	74,208	1,661
*	El Paso Electric Co.	70,900	1,584
	American Electric
	Power Co., Inc.	33,380	1,214
	UGI Corp. Holding Co.	35,500	868
	MGE Energy, Inc.	4,800	155
			383,651
Total Common Stocks
(Cost $6,018,498)			6,755,637

19

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.6%)[1]
Money Market Fund (1.6%)
[2] Vanguard Market Liquidity
Fund, 5.306%—Note E	103,910,400	103,910

	Face
	Amount
	($000)
U.S. Agency Obligation (0.0%)
[3] Federal Home Loan
Mortgage Corp.
4 5.150%, 12/26/06	2,000	1,976
Total Temporary Cash Investments
(Cost $105,886)		105,886
Total Investments (101.6%)
(Cost $6,124,384)		6,861,523
Other Assets and Liabilities (–1.6%)
Other Assets—Note B		65,461
Liabilities—Note E		(171,939)
		(106,478)
Net Assets (100%)
Applicable to 292,827,049 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		6,755,045
Net Asset Value Per Share		$23.07

At September 30, 2006, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	5,706,514	$19.49
Undistributed Net
Investment Income	45,366.15
Accumulated Net
Realized Gains	266,009.91
Unrealized Appreciation
Investment Securities	737,139	2.52
Futures Contracts	17	—
Net Assets	6,755,045	$23.07

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.6%, respectively, of net assets. See Note C in Notes to Financial Statements.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4	Securities with a value of $1,976,000 have been segregated as initial margin for open futures contracts.
5	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

20

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends	94,066
Interest[1]	824
Security Lending	2,262
Total Income	97,152
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,244
Management and Administrative	19,159
Marketing and Distribution	1,559
Custodian Fees	177
Auditing Fees	21
Shareholders’ Reports	167
Trustees’ Fees and Expenses	7
Total Expenses	22,334
Net Investment Income	74,818
Realized Net Gain (Loss)
Investment Securities Sold	332,108
Futures Contracts	(382)
Realized Net Gain (Loss)	331,726
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(51,964)
Futures Contracts	23
Change in Unrealized Appreciation (Depreciation)	(51,941)
Net Increase (Decrease) in Net Assets Resulting from Operations	354,603

1	Interest income from an affiliated company of the fund was $727,000.

21

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,818	40,401
Realized Net Gain (Loss)	331,726	356,210
Change in Unrealized Appreciation (Depreciation)	(51,941)	442,538
Net Increase (Decrease) in Net Assets Resulting from Operations	354,603	839,149
Distributions
Net Investment Income	(49,617)	(22,893)
Realized Capital Gain[1]	(340,229)	(156,981)
Total Distributions	(389,846)	(179,874)
Capital Share Transactions—Note F
Issued	2,273,341	1,959,945
Issued in Lieu of Cash Distributions	365,856	168,947
Redeemed	(1,031,900)	(558,509)
Net Increase (Decrease) from Capital Share Transactions	1,607,297	1,570,383
Total Increase (Decrease)	1,572,054	2,229,658
Net Assets
Beginning of Period	5,182,991	2,953,333
End of Period[2]	6,755,045	5,182,991

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $92,145,000 and $37,610,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed net investment income of $45,366,000 and $27,314,000.

22

Financial Highlights

			Nov. 1,
	Year Ended		2003, to
For a Share Outstanding	September 30,		Sept. 30,	Year Ended October 31,
Throughout Each Period	2006	2005	2004[1]	2003	2002	2001
Net Asset Value,
Beginning of Period	$23.28	$19.70	$17.85	$13.01	$13.68	$18.07
Investment Operations
Net Investment Income	.27	.19	.13	.13	.14	.16
Net Realized and Unrealized
Gain (Loss) on Investments	1.17	4.49	1.85	4.84	(.67)	(1.31)
Total from
Investment Operations	1.44	4.68	1.98	4.97	(.53)	(1.15)
Distributions
Dividends from
Net Investment Income	(.21)	(.14)	(.13)	(.13)	(.14)	(.21)
Distributions from
Realized Capital Gains	(1.44)	(.96)	—	—	—	(3.03)
Total Distributions	(1.65)	(1.10)	(.13)	(.13)	(.14)	(3.24)
Net Asset Value,
End of Period	$23.07	$23.28	$19.70	$17.85	$13.01	$13.68

Total Return[2]	6.49%	24.32%	11.14%	38.55%	–4.02%	–6.48%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$6,755	$5,183	$2,953	$1,714	$876	$767
Ratio of Total Expenses to
Average Net Assets	0.35%	0.40%	0.45%*	0.50%	0.50%	0.54%
Ratio of Net Investment
Income to Average Net Assets	1.18%	0.99%	0.83%*	1.04%	0.94%	1.06%
Portfolio Turnover Rate	80%	75%	66%	100%	73%	82%

1	The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2	Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $709,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $7,149,000 from undistributed net investment income, and $30,701,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2006, the fund had $67,363,000 of ordinary income and $250,390,000 of long-term capital gains available for distribution.

At September 30, 2006, the cost of investment securities for tax purposes was $6,124,531,000. Net unrealized appreciation of investment securities for tax purposes was $736,992,000, consisting of unrealized gains of $972,659,000 on securities that had risen in value since their purchase and $235,667,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	2	673	17

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended September 30, 2006, the fund purchased $6,393,756,000 of investment securities and sold $5,093,992,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at September 30, 2006, was $99,125,000, for which the fund received cash collateral of $103,910,000.

25

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	98,757	90,730
Issued in Lieu of Cash Distributions	16,547	7,988
Redeemed	(45,160)	(25,966)
Net Increase (Decrease) in Shares Outstanding	70,144	72,752

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

26

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $277,131,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $49,755,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 81.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	6.49%	14.89%	12.63%
Returns After Taxes on Distributions	5.03	14.16	10.87
Returns After Taxes on Distributions and Sale of Fund Shares	5.26	12.80	10.15

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$964.06	$1.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.72

1

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Note that the expenses shown in the table on page 29 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

30

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund's trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment companies
Chief Executive Officer	served by The Vanguard Group.
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
142 Vanguard Funds Overseen	Greenwich Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer
of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman
Trustee since December 2001[2]	and Chief Executive Officer of Rohm and Haas Co. (chemicals);
142 Vanguard Funds Overseen	since 1999; Board Member of the American Chemistry Council;
Director of Tyco International, Ltd. (diversified manufac-
turing and services) since 2005;Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since July 2006	University of Pennsylvania since 2004; Professor in the School of Arts
142 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004;
Provost (2001-2004) and Laurance S. Rockefeller Professor of
Politics and the University Center for Human Values (1990-2004),
Princeton University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate
Trustee since July 1998	Vice President and Chief Global Diversity Officer since 2006
142 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005),
and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking, Harvard Business
142 Vanguard Funds Overseen	School since 2000; Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm)
since 2003; Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004), Genbel
Securities Limited (South African financial services firm) (1999-2003),
Gensec Bank (1999-2003), Sanlam, Ltd. (South African insurance company)
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and Director of NACCO
142 Vanguard Funds Overseen	Industries, Inc.(forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrialproducts/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
142 Vanguard Funds Overseen	(chemicals);Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packing products),and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers [1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Trustee since July 2005	Managing Director since July 2006, General Counsel since July 2005, and
142 Vanguard Funds Overseen	Secretary of Vanguard and of each of the investment companies served by The Vanguard Group since July 2005; Principal of The Vanguard Group, Inc.
(1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Principal of the Vanguard Group, Inc.; Treasurer of each of the investment
142 Vanguard Funds Overseen	companies served by the Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112006

Vanguard® Capital Opportunity Fund

> Annual Report

September 30, 2006

>	Vanguard Capital Opportunity Fund returned more than 14%, handily outpacing its comparative standards, in the 2006 fiscal year.

>	The fund’s success reflected excellent stock selection among information technology, consumer discretionary, and industrials companies.

>	The fund’s weak spots were a combination of missed opportunities and hard-hit holdings.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Return
Vanguard Capital Opportunity Fund
Investor Shares	14.1%
Admiral™ Shares[1]	14.2
Russell Midcap Growth Index	7.0
Average Multi-Cap Growth Fund[2]	4.9
Dow Jones Wilshire 5000 Composite Index	10.5

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$31.92	$36.11	$0.055	$0.229
Admiral Shares	73.77	83.49	0.178	0.529

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

In its 2006 fiscal year, Vanguard Capital Opportunity Fund returned more than 14%, even as midsized growth stocks trailed the broad market. The fund handily outpaced the returns of its benchmark and the average gain of its peers on the strength of stock selections in the information technology, consumer discretionary, and industrials sectors. Missed opportunities in the financials sector and a heavy commitment to the subdued health care sector cast faint shadows on these bright spots.

If you own the Capital Opportunity Fund in a taxable account, see page 25 for a report on the fund’s after-tax returns for the 12 months ended September 30. Please note that as of the fiscal year-end, the fund remained closed to new investors. Existing shareholders may make additional purchases of up to $25,000 per calendar year.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12 months. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

The fund charted a distinctive path to market-beating performance

An analysis of Vanguard Capital Opportunity Fund’s fiscal-year performance illustrates two distinctive features of the long-term strategy followed by the investment advisor, PRIMECAP Management Company: stock selection based solely on a company’s merits, and the advisor’s willingness to invest heavily in support of its strongest convictions. The strategy produces a portfolio that looks and behaves unlike market benchmarks.

In the broad market, for example, information technology stocks were relatively tepid performers during the past 12 months. The fund’s large technology position, by contrast, generated excellent returns, powered by sizable, longtime holdings such as Research In Motion and NVIDIA. Both stocks were up by more than 50%.

The fund also distinguished itself in the consumer discretionary sector, earning returns of more than 20% from an eclectic mix of retailers that included high-end emporiums such as Nordstrom and low-price merchandisers such as 99 Cents Only Stores. Other pockets of strength for the fund included the industrials and materials sectors.

Of course, the fund’s willingness to go its own way can have a cost, too. During the past 12 months, it missed out on opportunities in the strongly performing financials sector. The fund’s sizable health care stake worked against it, as its

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Growth Fund
Capital Opportunity Fund	0.49%	0.40%	1.65%

1 Fund expense ratios reflect the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

medical-device and diagnostics stocks struggled. The fund’s investment in Sprint Nextel—representing a bit less than 2% of assets during the period—also backfired.

The fund has made the most of its opportunities

Over the long term, the success of Capital Opportunity Fund’s bold approach depends on its ability to maximize the return from its favorable stock selections while limiting the damage from its occasional missteps. Since 1998, when PRIMECAP Management Company assumed responsibility for the fund’s investments, the results have been excellent for shareholders.

During the past decade—a period that includes some difficult years before PRIMECAP Management became the advisor—Vanguard Capital Opportunity Fund has returned an average of 14.6% annually. At that rate, a hypothetical $25,000 investment made at the start of the period would have grown to $97,439. The same investment compounded at the average return of the fund’s peer group would be worth less than half as much. Although it would be unreasonable to expect such a margin of superiority to endure, we remain confident in the advisor’s ability to continue delivering strong long-term performance.

Total Returns
Ten Years Ended September 30, 2006
	Average	Final Value of a $25,000
	Annual Return	Initial Investment
Capital Opportunity Fund Investor Shares	14.6%	$97,439
Russell Midcap Growth Index	8.2	54,961
Average Multi-Cap Growth Fund	6.5	46,751
Dow Jones Wilshire 5000 Index	8.6	57,178

Provision your portfolio for a long-term journey

Although the U.S. stock market finished the 12-month period with a solid return, the journey was circuitous: a strong start, a mid-May swoon, a powerful finish. These ups and downs are an unavoidable fact of investing life.

Our time-tested counsel to shareholders traveling across the market’s peaks and valleys toward long-term goals is to diversify both within and across asset classes. Within the stock market portion of your portfolio, for example, you can complement the small- and mid-cap-oriented Capital Opportunity Fund with larger stocks, potentially moderating the overall volatility of your stock investments. You can temper portfolio risk more dramatically by balancing stock funds with bond and money market funds in an allocation consistent with your goals and circumstances.

This simple plan gives you the opportunity to pursue the potentially high returns available from stocks while paying heed to risk control. Vanguard Capital Opportunity Fund can play an important role in such a plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 16, 2006

Advisor’s Report

During the past 12 months, equity markets delivered solid returns. Vanguard Capital Opportunity Fund returned 14.1%, exceeding the 7.0% return of the Russell Midcap Growth Index and the 4.9% average gain of the fund’s peer group.

Investment environment

Overall, fiscal 2006 was a strong year for stocks; however, it was a relatively challenging environment for growth stocks, as investors showed a strong preference for value stocks. Stocks struggled during the summer as the market wrestled with whether the Federal Reserve Board would continue to hike interest rates, threatening economic growth, or would pause, satisfied that the specter of inflation was less of a concern than preserving economic growth.

Since the Fed’s August 8 decision to leave short-term interest rates unchanged, stocks have trended higher. In addition, energy and commodity prices have recently declined from historical highs, providing much-needed relief to consumers and further mitigating inflationary concerns. Valuations, in our view, appear attractive in light of low long-term interest rates and modest inflationary expectations; however, with corporate profit margins at record highs, multiple expansion from the current level may prove difficult.

We continue to see relatively low premiums for high-quality growth stocks. The valuation differential between growth and value stocks remains near a 20-year low. Because our objective is to buy companies with superior growth at reasonable prices, we believe this valuation compression has afforded us some compelling investment opportunities.

Our successes

The fund’s strong absolute and relative returns reflected stock selections in the information technology and consumer discretionary sectors. Together, these sectors account for 58% of fund assets. Our more modest position in industrials stocks also made an important contribution.

In the consumer discretionary sector, the fund benefited from its investments in Nordstrom, CarMax, Dress Barn, and other innovative specialty retailers. We also earned strong returns from entertainment-related companies such as DIRECTV and News Corporation.

In technology, long-time holding Research In Motion returned more than 50%. The company settled outstanding patent litigation that had slowed customer adoption of its messaging platform, and it enjoyed a successful launch of its next-generation device, the Pearl. Other strong performers included several top-ten holdings: graphics chip maker NVIDIA; Corning, the leading manufacturer of glass substrate used in LCD televisions; and semiconductor equipment company ASML Holding. Our strongly performing industrials companies included air-freight giant FedEx, airlines, and select engineering and electrical equipment companies. Monsanto, Applera Corp.–Applied

Biosystems Group, Thomas & Betts, Akamai Technologies, and THQ also made strong contributions to our returns during the fiscal year.

Our shortfalls

Our shortfalls relative to the index included our relatively light exposure to the rallying financials sector and our heavy emphasis on struggling health care stocks.

Medical device makers Boston Scientific and Medtronic performed poorly. Product recalls, Federal Drug Administration inquiries, safety concerns, and declining reimbursement rates have had a short-term impact on growth rates and investor psychology. In addition, Boston Scientific has found the initial integration of Guidant to be more challenging than expected. We have increased our holdings of these stocks, as we believe the short-term issues will eventually be favorably resolved and the long-term growth prospects of the implantable device and stent industries remain intact. Performance was also hurt by diagnostics company Affymetrix. A pioneer in the gene expression and genotyping markets, Affymetrix has seen its early lead in genotyping eroded by newer technologies.

Sprint Nextel, which has struggled to execute its postmerger business plans, was our major disappointment in the telecommunication services sector. We believe the company has unique technology, is attractively valued, and will ultimately address the operational issues that have plagued recent results.

Outlook

We remain especially enthusiastic about information technology and health care companies—sectors that accounted for many of our largest purchases during the past 12 months, including—in IT—software companies Symantec and Avid Technology. We believe that four major trends will drive strong demand for software through the rest of the decade and beyond: (1) the availability of inexpensive bandwidth as broadband penetration among U.S. households doubles from 40%; (2) the sharing and storage of digital information, such as photos, data files, music, and video; (3) the convergence of voice, data, video, and wireless services; and (4) the need to protect and secure data and identities. We’ve also been adding to Internet companies such as Yahoo!, eBay, and Google.

Health care is our second-largest sector position, with significant holdings in pharmaceuticals companies, biotech firms, and makers of medical devices. The sector has been a poor performer in recent years, which has given us an opportunity to add to or establish new positions at attractive prices. Despite public concern about drug prices, we see pharmaceuticals as part of the solution to higher health care costs. A recent study of nearly 200,000 patients published in the New England Journal of Medicine showed that capping drug benefits not only resulted in increased hospitalizations and deaths but produced no net cost savings. The money saved by spending less on drugs was spent on increased medical care for those patients whose drug benefits were capped. With the difference between the price/earnings ratios of pharmaceutical stocks and that of the Standard & Poor’s 500 Index close to a 40-year low, they appear undervalued.

We believe that the two segments of the economy most vulnerable to a slowdown are consumers and financial institutions. Consumer home-equity extractions, which ranged between $100 billion and $200 billion for most of the 1980s and early 1990s, increased to $700 billion in 2005. With short-term interest rates rising and the housing market seemingly slowing, this source of liquidity is drying up.

Financial institutions will be hurt by deteriorating consumer finances, as well as the relatively flat yield curve, which makes it more difficult for banks to arbitrage the difference between the interest rates of short-term deposits and long-term investments. While financial stocks account for 9% of the Russell Midcap Growth Index’s value, the sector makes up only 2% of portfolio assets, reflecting our pessimism for this area.

Theo A. Kolokotrones	Howard B. Schow
Portfolio Manager	Portfolio Manager

Joel P. Fried	Alfred W. Mordecai
Portfolio Manager	Portfolio Manager

PRIMECAP Management Company, LLP

October 18, 2006

Fund Profile

As of September 30, 2006

Total Fund Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	120	539	4,974
Median Market Cap	$11.3B	$7.0B	$27.5B
Price/Earnings Ratio	25.4x	23.5x	17.2x
Price/Book Ratio	3.0x	3.9x	3.7x
Yield		0.8%	1.7%
Investor Shares	0.2%
Admiral Shares	0.2%
Return on Equity	10.6%	17.3%	15.4%
Earnings Growth Rate	19.4%	20.9%	15.7%
Foreign Holdings	11.5%	0.0%	1.1%
Turnover Rate	11%	—	—
Expense Ratio		—	—
Investor Shares	0.49%
Admiral Shares	0.40%
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15%	22%	12%
Consumer Staples	0	5	9
Energy	6	8	9
Financials	2	9	23
Health Care	19	15	12
Industrials	9	14	11
Information Technology	43	19	15
Materials	3	4	3
Telecommunication Services	1	2	3
Utilities	0	2	3
Short-Term Reserves	2%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.88	0.82
Beta	1.09	1.48

Ten Largest Holdings[4] (% of total net assets)

Research In Motion Ltd.	communications
	equipment	4.4%
Corning, Inc.	communications
	equipment	3.8
Symantec Corp.	systems software	3.2
FedEx Corp.	air freight
	and logistics	3.1
NVIDIA Corp.	semiconductors	3.0
Applera Corp.–Applied	life sciences tools
Biosystems Group	and services	2.9
Biogen Idec Inc.	biotechnology	2.9
ASML Holding (New York)	semiconductor
	equipment	2.6
Monsanto Co.	fertilizers and
	agricultural
	chemicals	2.6
Pfizer Inc.	pharmaceuticals	2.5
Top Ten		31.0%

Investment Focus

1 Russell Midcap Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other items used here, see the Glossary on page 28.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1996–September 30, 2006

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2006			of a $25,000
	One Year	Five Years	Ten Years	Investment
Capital Opportunity Fund Investor Shares[1]	14.10%	13.43%	14.57%	$97,439
Dow Jones Wilshire 5000 Index	10.48	8.64	8.62	57,178
Russell Midcap Growth Index	7.03	12.01	8.20	54,961
Average Multi-Cap Growth Fund[2]	4.86	6.75	6.46	46,751

			Final Value
		Since	of a $100,000
	One Year	Inception[3]	Investment
Capital Opportunity Fund Admiral Shares[1]	14.23%	11.55%	$170,504
Dow Jones Wilshire 5000 Index	10.48	7.21	140,456
Russell Midcap Growth Index	7.03	8.63	149,812

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

2 Derived from data provided by Lipper Inc.

3 November 12, 2001.

Fiscal-Year Total Returns (%): September 30, 1996–September 30, 2006

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.8%)
Consumer Discretionary (14.4%)
*	DIRECTV Group, Inc.	10,096,335	198,695
	TJX Cos., Inc.	5,167,400	144,842
[1] Men’s Wearhouse, Inc.		3,565,600	132,676
	Nordstrom, Inc.	3,100,000	131,130
	Yum! Brands, Inc.	2,085,500	108,550
*	CarMax, Inc.	2,359,800	98,427
* [1] The Dress Barn, Inc.		4,400,000	96,008
*	Bed Bath & Beyond, Inc.	2,061,200	78,862
	Best Buy Co., Inc.	952,500	51,015
*	Quiksilver, Inc.	3,878,800	47,127
	Lowe’s Cos., Inc.	1,411,400	39,603
	Harman International
	Industries, Inc.	342,100	28,545
*	99 Cents Only Stores	2,400,000	28,392
	Tiffany & Co.	547,800	18,187
	Abercrombie & Fitch Co.	200,000	13,896
	Gentex Corp.	900,000	12,789
*	Comcast Corp. Class A	257,000	9,470
* [1] Strattec Security Corp.		220,000	8,419
*	DreamWorks
	Animation SKG, Inc.	262,000	6,526
	Mattel, Inc.	240,000	4,728
*	Expedia, Inc.	300,000	4,704
	Weight Watchers
	International, Inc.	70,000	3,104
*	REX Stores Corp.	202,300	2,852
	E.W. Scripps Co. Class A	31,000	1,486
			1,270,033
Consumer Staples (0.4%)
*	Cott Corp.	1,740,000	29,876
	Bunge Ltd.	100,000	5,795
			35,671
Energy (6.0%)
	Murphy Oil Corp.	2,900,000	137,895
	ConocoPhillips Co.	1,750,000	104,177

	Noble Energy, Inc.	1,500,000	68,385
*	National Oilwell Varco Inc.	1,003,560	58,758
	Pogo Producing Co.	1,200,000	49,140
	Pioneer Natural
	Resources Co.	1,120,000	43,814
*	Hanover Compressor Co.	1,325,000	24,142
	Arch Coal, Inc.	825,000	23,851
*	Pride International, Inc.	530,700	14,551
			524,713
Financials (1.5%)
	MBIA, Inc.	562,500	34,560
	Capital One Financial Corp.	325,000	25,565
	East West Bancorp, Inc.	640,000	25,350
	The Chubb Corp.	440,000	22,862
	IndyMac Bancorp, Inc.	425,000	17,493
	TCF Financial Corp.	330,000	8,676
	Commerce Bancorp, Inc.	30,000	1,101
			135,607
Health Care (18.6%)
	Applera Corp.–Applied
	Biosystems Group	7,775,000	257,430
*	Biogen Idec Inc.	5,650,000	252,442
	Pfizer Inc.	7,617,780	216,040
	Novartis AG ADR	3,130,000	182,917
	Medtronic, Inc.	2,358,100	109,510
*	Millipore Corp.	1,755,000	107,582
	Roche Holdings AG	550,000	94,757
*	ICOS Corp.	3,107,500	77,874
	Eli Lilly & Co.	1,300,000	74,100
*	Boston Scientific Corp.	4,507,700	66,669
* [1] BioMarin
	Pharmaceutical Inc.	4,670,500	66,461
*	Affymetrix, Inc.	3,016,500	65,036
*	Sepracor Inc.	700,000	33,908
*	Edwards Lifesciences Corp.	300,000	13,977
*	Waters Corp.	200,000	9,056
*	^Dendreon Corp.	1,861,750	8,322
*	^Pharmacyclics, Inc.	713,250	3,466
			1,639,547

			Market
			Value•
		Shares	($000)
Industrials (9.4%)
	FedEx Corp.	2,544,800	276,569
* [1]	Thomas & Betts Corp.	3,763,300	179,547
	Avery Dennison Corp.	1,592,000	95,791
	Pall Corp.	2,926,300	90,159
*	AMR Corp.	3,000,000	69,420
	Fluor Corp.	523,000	40,213
	Union Pacific Corp.	450,000	39,600
* ^JetBlue Airways Corp.		3,241,050	30,045
	Chicago Bridge
	& Iron Co. N.V.	225,000	5,414
*	US Airways Group Inc.	53,900	2,389
	Southwest Airlines Co.	16,300	272
			829,419
InformationTechnology (42.5%)
	Communications Equipment (12.7%)
*	Research In Motion Ltd.	3,746,000	384,564
*	Corning, Inc.	13,624,200	332,567
*	Comverse Technology, Inc.	6,360,000	136,358
	Motorola, Inc.	4,500,000	112,500
*	Nortel Networks Corp.	26,800,100	61,640
*	Avocent Corp.	1,828,600	55,077
	Plantronics, Inc.	1,150,000	20,160
*	Ciena Corp.	607,142	16,545

	Computers & Peripherals (3.0%)
	Hewlett-Packard Co.	2,400,000	88,056
*[1]	Emulex Corp.	4,554,400	82,753
* ^Avid Technology, Inc.		1,985,000	72,294
*	EMC Corp.	1,250,000	14,975
*	Concurrent Computer Corp.	3,224,880	5,708
*	Brocade Communications
	Systems, Inc.	173,935	1,228

	Electronic Equipment & Instruments (2.0%)
	Tektronix, Inc.	2,557,200	73,980
*	Trimble Navigation Ltd.	1,500,000	70,620
*	Coherent, Inc.	720,000	24,955

	Internet Software & Services (2.7%)
*	eBay Inc.	3,000,000	85,080
*	VeriSign, Inc.	3,315,000	66,963
*	Yahoo! Inc.	1,964,100	49,652
*	Google Inc.	89,850	36,111

	Semiconductors &
	Semiconductor Equipment (11.5%)
*	NVIDIA Corp.	9,068,900	268,349
*	ASML Holding (New York)	9,914,400	230,807
*	Micron Technology, Inc.	10,350,000	180,090
*[1] ^Rambus Inc.		5,205,000	90,775
	Intersil Corp.	3,630,000	89,117

*	Altera Corp.	2,060,000	37,863
*	Cymer, Inc.	642,258	28,202
*	Entegris Inc.	2,019,231	22,030
	Texas Instruments, Inc.	550,000	18,288
*	Freescale
	Semiconductor, Inc.
	Class B	450,000	17,105
*	FormFactor Inc.	400,000	16,852
*	AMIS Holdings Inc.	700,000	6,643
	Intel Corp.	235,000	4,834
*	Silicon Laboratories Inc.	80,000	2,482

	Software (10.6%)
*	Symantec Corp.	13,145,100	279,728
*[1]	THQ Inc.	4,915,000	143,371
	Microsoft Corp.	4,350,000	118,886
*	Adobe Systems, Inc.	3,042,714	113,950
*	Autodesk, Inc.	2,540,000	88,341
*[1]	Macrovision Corp.	3,582,900	84,879
*	Citrix Systems, Inc.	1,675,000	60,652
*[1]	The Descartes Systems
	Group Inc.	4,645,000	18,208
*	Intuit, Inc.	440,000	14,120
*	McAfee Inc.	220,000	5,381
*	NAVTEQ Corp.	205,000	5,353
			3,738,092
Materials (3.5%)
	Monsanto Co.	4,773,968	224,424
[1]	Minerals Technologies, Inc.	1,560,000	83,304
			307,728
Telecommunication Services (1.5%)
	Sprint Nextel Corp.	7,159,700	122,789
	Embarq Corp.	175,000	8,465
			131,254
Total Common Stocks
(Cost $5,746,897)			8,612,064
Temporary Cash Investments (2.7%)
[2]	Vanguard Market Liquidity
	Fund, 5.306%	203,145,578	203,146
[2]	Vanguard Market Liquidity
	Fund, 5.306%—Note G	30,085,500	30,086
Total Temporary Cash Investments
(Cost $233,232)			233,232
Total Investments (100.5%)
(Cost $5,980,129)			8,845,296
Other Assets and
Liabilities—Net (–0.5%)			(44,854)
Net Assets (100%)			8,800,442

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	8,845,296
Receivables for Investment
Securities Sold	10,551
Receivables for Capital Shares Issued	4,103
Other Assets—Note C	4,080
Total Assets	8,864,030
Liabilities
Security Lending Collateral
Payable to Brokers—Note G	30,086
Payables for Investment Securities Purchased	11,894
Payables for Capital Shares Redeemed	4,496
Other Liabilities	17,112
Total Liabilities	63,588
Net Assets	8,800,442

At September 30, 2006, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	5,551,006
Undistributed Net Investment Income	5,128
Accumulated Net Realized Gains	379,132
Unrealized Appreciation
Investment Securities	2,865,167
Foreign Currencies	9
Net Assets	8,800,442

Investor Shares—Net Assets
Applicable to 139,850,780 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	5,050,660
Net Asset Value Per Share—
Investor Shares	$36.11

Admiral Shares—Net Assets
Applicable to 44,911,700 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	3,749,782
Net Asset Value Per Share—
Admiral Shares	$83.49

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends[1,2]	43,145
Interest [2]	10,919
Security Lending	809
Total Income	54,873
Expenses
Investment Advisory Fees—Note B	22,399
The Vanguard Group—Note C
Management and Administrative
Investor Shares	10,197
Admiral Shares	3,957
Marketing and Distribution
Investor Shares	1,109
Admiral Shares	630
Custodian Fees	118
Auditing Fees	19
Shareholders’ Reports
Investor Shares	103
Admiral Shares	17
Trustees’ Fees and Expenses	9
Total Expenses	38,558
Expenses Paid Indirectly—Note D	(333)
Net Expenses	38,225
Net Investment Income	16,648
Realized Net Gain (Loss)
Investment Securities Sold[2]	457,481
Foreign Currencies	11
Realized Net Gain (Loss)	457,492
Change in Unrealized Appreciation (Depreciation)
Investment Securities	643,099
Foreign Currencies	9
Change in Unrealized Appreciation (Depreciation)	643,108
Net Increase (Decrease) in Net Assets Resulting from Operations	1,117,248

1 Dividends are net of foreign withholding taxes of $621,000.

2 Dividend income, interest income and realized net gain (loss) from affiliated companies of the fund were $849,000, $10,912,000, and $33,292,000, respectively.

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,648	27,628
Realized Net Gain (Loss)	457,492	52,452
Change in Unrealized Appreciation (Depreciation)	643,108	1,220,533
Net Increase (Decrease) in Net Assets Resulting from Operations	1,117,248	1,300,613
Distributions
Net Investment Income
Investor Shares	(8,621)	(15,773)
Admiral Shares	(7,418)	(5,045)
Realized Capital Gain[1]
Investor Shares	(35,894)	(15,997)
Admiral Shares	(22,044)	(3,629)
Total Distributions	(73,977)	(40,444)
Capital Share Transactions—Note H
Investor Shares	(815,293)	(1,964,142)
Admiral Shares	337,555	1,403,339
Net Increase (Decrease) from Capital Share Transactions	(477,738)	(560,803)
Total Increase (Decrease)	565,533	699,366
Net Assets
Beginning of Period	8,234,909	7,535,543
End of Period[2]	8,800,442	8,234,909

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $32,891,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets–End of Period includes undistributed net investment income of $5,128,000 and $5,342,000.

Financial Highlights

Capital Opportunity Fund Investor Shares

			Nov. 1,
	Year Ended		2003, to
For a Share Outstanding	Sept. 30,		Sept. 30,	Year Ended October 31,
Throughout Each Period	2006	2005	2004[1]	2003	2002	2001
Net Asset Value, Beginning of Period	$31.92	$27.24	$24.28	$16.54	$20.73	$30.16
Investment Operations
Net Investment Income	.053	.090[2]	.017	.009	.01	.07
Net Realized and Unrealized
Gain (Loss) on Investments[3]	4.421	4.731	2.956	7.744	(4.13)	(7.42)
Total from Investment Operations	4.474	4.821	2.973	7.753	(4.12)	(7.35)
Distributions
Dividends from Net Investment Income	(.055)	(.070)	(.013)	(.013)	(.07)	(.16)
Distributions from Realized Capital Gains	(.229)	(.071)	—	—	—	(1.92)
Total Distributions	(.284)	(.141)	(.013)	(.013)	(.07)	(2.08)
Net Asset Value, End of Period	$36.11	$31.92	$27.24	$24.28	$16.54	$20.73

Total Return[4]	14.10%	17.72%	12.25%	46.91%	–19.97%	–25.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,051	$5,231	$6,199	$5,120	$3,181	$4,454
Ratio of Total Expenses to
Average Net Assets	0.49%	0.51%	0.52%*	0.59%	0.58%	0.60%
Ratio of Net Investment Income to
Average Net Assets	0.15%	0.33%[2]	0.06%*	0.04%	0.07%	0.28%
Portfolio Turnover Rate	11%	12%	10%	14%	14%	20%

1	The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2

Net investment income per share and the ratio of net investment income to average net assets include $.047 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3	Includes increases from redemption fees of $.00, $.01, $.01, $.01, $.03, and $.03.
4

Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

*	Annualized.

Capital Opportunity Fund Admiral Shares
			Nov. 1,	Year	Nov. 12,
	Year Ended		2003, to	Ended	2001[2] to
	Sept. 30,		Sept. 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004[1]	2003	2002
Net Asset Value, Beginning of Period	$73.77	$62.96	$56.11	$38.22	$50.00
Investment Operations
Net Investment Income	.198	.291[3]	.096	.062	.07
Net Realized and Unrealized
Gain (Loss) on Investments[4]	10.229	10.911	6.828	17.894	(11.68)
Total from Investment Operations	10.427	11.202	6.924	17.956	(11.61)
Distributions
Dividends from Net Investment Income	(.178)	(.228)	(.074)	(.066)	(.17)
Distributions from Realized Capital Gains	(.529)	(.164)	—	—	—
Total Distributions	(.707)	(.392)	(.074)	(.066)	(.17)
Net Asset Value, End of Period	$83.49	$73.77	$62.96	$56.11	$38.22

Total Return[5]	14.23%	17.82%	12.36%	47.05%	–23.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,750	$3,004	$1,337	$840	$395
Ratio of Total Expenses to Average Net Assets	0.40%	0.42%	0.41%*	0.49%	0.50%*
Ratio of Net Investment Income to
Average Net Assets	0.24%	0.38%[3]	0.17%*	0.14%	0.17%*
Portfolio Turnover Rate	11%	12%	10%	14%	14%

1	The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2	Inception.
3

Net investment income per share and the ratio of net investment income to average net assets include $.108 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4	Includes increases from redemption fees of $.00, $.01, $.03, $.03, and $.07.
5

Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2006, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $898,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.90% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2006, these arrangements reduced the fund’s management and administrative expenses by $332,000 and custodian fees by $1,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2006, the fund realized net foreign currency gains of $11,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $834,000 from undistributed net investment income, and $17,643,000 from accumulated net realized gains, to paid-in capital.

21

The fund used a capital loss carryforward of $60,706,000 to offset taxable capital gains realized during the year ended September 30, 2006, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2006, the fund had $22,870,000 of ordinary income and $372,346,000 of long-term capital gains available for distribution.

At September 30, 2006, the cost of investment securities for tax purposes was $5,980,129,000. Net unrealized appreciation of investment securities for tax purposes was $2,865,167,000, consisting of unrealized gains of $3,279,806,000 on securities that had risen in value since their purchase and $414,639,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2006, the fund purchased $903,767,000 of investment securities and sold $1,431,780,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at September 30, 2006, was $28,193,000, for which the fund received cash collateral of $30,086,000.

H. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	331,413	9,663	381,565	12,824
Issued in Lieu of Cash Distributions	42,032	1,273	29,794	967
Redeemed[1]	(1,188,738)	(34,982)	(2,375,501)	(77,454)
Net Increase (Decrease)—Investor Shares	(815,293)	(24,046)	(1,964,142)	(63,663)
Admiral Shares
Issued	743,335	9,382	1,643,729	22,950
Issued in Lieu of Cash Distributions	26,959	353	7,922	111
Redeemed[1]	(432,739)	(5,543)	(248,312)	(3,575)
Net Increase (Decrease)—Admiral Shares	337,555	4,192	1,403,339	19,486

1	Net of redemption fees of $294,000 and $1,595,000 (fund totals).

22

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the year ended September 30, 2006, in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30, 2005		Proceeds from		Sept. 30, 2006
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
BioMarin Pharmaceutical Inc.	40,773	—	—	—	66,461
Concurrent Computer Corp.	6,814	—	1,621	—	n/a1
The Descartes Systems Group Inc.	11,241	—	—	—	18,208
The Dress Barn, Inc.	50,072	—	—	—	96,008
Emulex Corp.	91,539	433	—	—	82,753
Linens ‘n Things, Inc.	61,410	—	64,325	—	—
Macrovision Corp.	70,097	—	2,010	—	84,879
Men’s Wearhouse, Inc.	96,120	—	1,188	537	132,676
Minerals Technologies, Inc.	89,248	—	—	312	83,304
Rambus Inc.	62,981	—	—	—	90,775
Strattec Security Corp.	11,407	—	—	—	8,419
Thomas & Betts Corp.	174,631	—	63,368	—	179,547
THQ Inc.	106,813	102	3,093	—	143,371
	873,146			849	986,401

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1	At September 30, 2006, the security is still held but the issuer is no longer an affiliated company of the fund.

23

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets, including the statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $42,382,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $38,338,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares
Periods Ended September 30, 2006
	One	Five	Ten
	Year[1]	Years	Years
Returns Before Taxes	14.10%	13.43%	14.57%
Returns After Taxes on Distributions	13.92	13.34	13.86
Returns After Taxes on Distributions and Sale of Fund Shares	9.31	11.75	12.69

1	Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$994.77	$2.30
Admiral Shares	1,000.00	995.35	1.95
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.76	$2.33
Admiral Shares	1,000.00	1,023.11	1.98

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.39% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the transaction fee on redemptions. These fees are fully described in the prospectus. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

28

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund's trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment companies
Chief Executive Officer	served by The Vanguard Group.
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
142 Vanguard Funds Overseen	Greenwich Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer
of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman
Trustee since December 2001[2]	and Chief Executive Officer of Rohm and Haas Co. (chemicals);
142 Vanguard Funds Overseen	since 1999; Board Member of the American Chemistry Council;
Director of Tyco International, Ltd. (diversified manufac-
turing and services) since 2005;Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since July 2006	University of Pennsylvania since 2004; Professor in the School of Arts
142 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004;
Provost (2001-2004) and Laurance S. Rockefeller Professor of
Politics and the University Center for Human Values (1990-2004),
Princeton University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate
Trustee since July 1998	Vice President and Chief Global Diversity Officer since 2006
142 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005),
and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking, Harvard Business
142 Vanguard Funds Overseen	School since 2000; Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm)
since 2003; Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004), Genbel
Securities Limited (South African financial services firm) (1999-2003),
Gensec Bank (1999-2003), Sanlam, Ltd. (South African insurance company)
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and Director of NACCO
142 Vanguard Funds Overseen	Industries, Inc.(forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrialproducts/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
142 Vanguard Funds Overseen	(chemicals);Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packing products),and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers [1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Trustee since July 2005	Managing Director since July 2006, General Counsel since July 2005, and
142 Vanguard Funds Overseen	Secretary of Vanguard and of each of the investment companies served by The Vanguard Group since July 2005; Principal of The Vanguard Group, Inc.
(1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Principal of the Vanguard Group, Inc.; Treasurer of each of the investment
142 Vanguard Funds Overseen	companies served by the Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112006

Vanguard® Global Equity Fund

> Annual Report

September 30, 2006

>	For the fiscal year ended September 30, 2006, Vanguard Global Equity Fund returned 15.2%, beating the result of its benchmark index and the average return of competing global funds.

>	International stocks outperformed U.S. stocks, continuing a long-term trend.

>	The U.S. dollar’s weakness versus several major foreign currencies provided a boost to U.S.-based investors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	11
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	33
About Your Fund’s Expenses	34
Trustees Approve Advisory Agreements	36
Glossary	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Returns
Vanguard Global Equity Fund	15.2%
MSCI All Country World Index	15.1
Average Global Fund[1]	13.4

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$19.72	$21.96	$0.240	$0.435

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned 15.2% for the 12 months ended September 30, 2006. The fund topped the average return of its peers in the global fund category and edged past the results of its unmanaged benchmark index. The fund also outpaced the 10.5% return of the broad U.S. stock market as measured by the Dow Jones Wilshire 5000 Composite Index.

Much of the fund’s success relative to its comparative standards can be attributed to its overweighting of international stocks and underweighting of the relatively weaker U.S. market.

International stocks outstripped their U.S. counterparts

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery. For the fiscal year, the weakness of the U.S. dollar versus the euro benefited U.S.-based shareholders, because it meant that European returns translated into more dollars. Conversely, the dollar’s strength against the Japanese yen created a headwind for U.S.-based investors in that market.

In the U.S. market, stocks advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as

2

investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Stock-picking drove both successes and shortfalls for the fund

Vanguard Global Equity Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) All Country World

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	19.4%	23.9%	16.4%
Russell 1000 Index (Large-caps)	10.2	12.8	7.6
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	10.5	13.3	8.6

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

3

Index, includes about 3,000 stocks in nearly 50 countries. That represents a full palette of opportunities and challenges for the fund’s three advisors, Marathon Asset Management LLP, Acadian Asset Management, Inc., and AllianceBernstein L.P. During fiscal 2006, the advisors’ collective stock selection drove the fund to outperform its benchmark in nine of its ten largest countries of investment.

Although the fund held a relatively light weighting in Europe, the best-performing region in the global market, the advisors made up for that with fine stock-picking in markets such as the Netherlands, Germany, France, Spain, and the United Kingdom. In Asia, the top contributors were markets in China, Hong Kong, and the Philippines. Japanese stocks faltered somewhat in the final stretch of the fiscal year, and the fund’s holdings in that country underperformed the Japanese issues in the benchmark index.

Among market sectors, the fund posted impressive results in several areas. The advisors’ stock selection in the industrials group proved particularly beneficial, as the fund’s 31% return in that segment almost doubled the gain of the benchmark sector. Transport was a theme for the period, with airline and railroad stocks among the top industrial contributors. Machinery and construction stocks also did well.

Strong stock selection also came into play in three of the fund’s smaller sectors: health care (where biotechnology stocks did well), telecommunication services (particularly in the Chinese and U.S. markets), and consumer staples. In financials, the fund’s largest sector, the advisors’ stock selections kept pace with their strongly performing counterparts in the index. Large European firms such as the Dutch financial services company ING Groep and French bank BNP Paribas drove positive performance in the sector.

The fund’s stock positioning detracted from performance in a few areas. In the volatile energy sector, which struggled as oil prices fell throughout the summer, holdings in a number of U.S. and Canadian companies produced the fund’s only

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Global
	Fund	Fund
Global Equity Fund	0.72%	1.77%

1 Fund expense ratio reflects the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

negative sector return. In information technology, a handful of semiconductor and communications equipment stocks hampered performance. The fund’s consumer discretionary holdings were hurt by poorly performing media, retailer, and homebuilder stocks.

For perspective on performance, take the long-term view

At Vanguard, we advocate a long-term perspective when evaluating the performance of an investment. Assessing a fund over extended market cycles, rather than over a few months or a single year, can filter out short-term fluctuations and reveal how an investment performs through a variety of market conditions.

During the ten years ended September 30, the Global Equity Fund posted an average annual return of 11.9%, outpacing both the result for its benchmark and the average return of competitors by more than four percentage points per year. A hypothetical investment of $10,000 in Global Equity made ten years ago would have more than tripled in value, to $30,665.

The fund’s strong performance over the decade (and, in fact, since its 1995 inception) is a tribute to the skills of its advisors, principally Marathon Asset Management, which has overseen the fund since its inception. Marathon was joined by Acadian Asset Management in 2004 and by AllianceBernstein earlier this year. The advisors’ task is aided by the fund’s low expense ratio, which historically has been significantly below the average fee charged by its peers. This cost structure means that a greater portion of the fund’s total returns go to shareholders.

The Global Equity Fund works best in a supporting role

During the past 12 months, different segments of the global stock market rose to the top of the performance charts: first the Pacific region, then emerging markets, and more recently Europe. Despite their solid fiscal-year returns, an investment in any one of these regions would have been a bumpy ride. The Global Equity Fund, with its broad worldwide exposure, allowed investors to participate in the

Total Returns
Ten Years Ended September 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Global Equity Fund	11.9%	$30,665
MSCI All Country World Index	7.7	21,006
Average Global Fund	7.4	20,385

5

successes of these markets while moderating the potential negative effect of a downturn in any one region.

We believe Global Equity provides a smart and diversified way to invest in stocks around the world. However, its diverse holdings are not sufficient to make it a stand-alone investment in your portfolio. Even though more than one-third of its assets are invested in U.S.-based companies, it is still very much an international fund. International stocks have outpaced the U.S. market for many years, but markets move in cycles, and investors should expect the tables to turn.

We believe Global Equity is best used in a supporting role within a balanced and diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 16, 2006

Total Returns
	Twelve Months Ended September 30, 2006
	Based on	Currency	Based on
Index/Country	Local Currency	Impact	U.S. Dollars
MSCI Europe	17.0%	5.3%	22.3%
United Kingdom	12.4	6.3	18.7
France	17.4	6.0	23.4
Germany	18.9	6.0	24.9
Switzerland	24.1	3.5	27.6
Netherlands	27.2	6.4	33.6
Italy	13.7	5.8	19.5
MSCI Pacific	17.0	–4.1	12.9
Japan	18.0	–4.7	13.3
Hong Kong	10.9	–0.5	10.4
Singapore	16.6	7.5	24.1
Australia	15.9	–2.6	13.3
MSCI EAFE	17.0	2.2	19.2
MSCI Emerging Markets	19.9	0.6	20.5
Dow Jones Wilshire 5000 (United States)	10.5	—	10.5

6

Advisors’ Report

During the fiscal year ended September 30, 2006, the Global Equity Fund returned 15.2%, reflecting the combined results of your fund’s independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches to a particular market segment, enhancing the diversification of your fund.

The advisors, their percentage of fund assets managed, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment opportunities in their markets and of how their portfolio positioning reflects this assessment.

Acadian Asset Management, Inc.

Portfolio Managers:

John Chisholm, CFA, Executive Vice

President and Co-Chief Investment Officer

Ronald Frashure, CFA, President and

Co-Chief Investment Officer

Brian Wolahan, CFA, Senior Vice President

and Co-Director of Research

The Chinese telecommunications provider China Mobile was a significant contributor to our portfolio’s results during the 2006 fiscal year, as the company enjoyed solid growth and profitability throughout the period. Banking and finance selections in Europe also did well, as these stocks exhibited attractive valuations and strong earnings in an environment of higher

Vanguard Global Equity Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Acadian Asset Management, Inc.	51	2,142	A quantitative, active, bottom-up
			investment process that combines stock
			and country/sector valuation to arrive at a
			return forecast for each of more than
			20,000 securities in the global universe.
Marathon Asset Management LLP	30	1,272	A long-term and contrarian investment
			philosophy and process with a focus on
			industry capital cycle analysis and
			in-depth management assessment.
AllianceBernstein L.P.	16	671	A fundamentally based, research-driven
			approach, focused on finding companies
			whose long-term earnings power exceeds
			the level implied by their current stock price.
			Proprietary quantitative tools aid risk control
			and portfolio construction.
Cash Investments[1]	3	106	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

interest rates. Our holdings in ING Groep and Aegon in the Netherlands, BNP Paribas and Crédit Agricole in France, and Banco Santander Central Hispano in Spain also helped the portfolio’s performance. Airline Deutsche Lufthansa and commercial vehicle manufacturer MAN were the top contributors in Germany.

On the other hand, stock selection in Japan proved costly to the portfolio. Transportation company Mitsui O.S.K. Lines and telecommunications provider KDDI posted returns significantly below that of the Japanese component of our benchmark. In Australia, selections in the materials sector—such as BHP Billiton and Rinker Group—were particularly costly as prices for oil, gas, and metals began to retreat from record-high levels. In the United States, investors’ concern about an economic slowdown detracted from returns for our holdings, most notably those in the energy sector.

Compared with the benchmark index, our portion of the portfolio was overweighted in emerging markets such as China, Turkey, and Taiwan, as well as in the developed markets of Spain, the Netherlands, and the United States. The portfolio was underweighted in the United Kingdom and Japan.

We continue to have a positive outlook for most major markets in Europe, as inflation remains contained and the region’s major economies show signs of sustained, albeit moderate, growth. Regarding emerging markets, the outlook is mixed—those in Asia generally possess attractive valuations, while European and Latin American emerging markets appear volatile amid recent fluctuations in commodity prices.

Our short-term forecast for Japan remains negative; we see a potential for underperformance across most sectors in this market. It is important to note, however, that our process will typically uncover individual holdings that are highly attractive even in sectors that we view negatively as a whole. We believe that the economic recovery in Japan will continue, with inflationary pressures remaining modest. However, valuations remain high relative to likely near-term earnings, and this makes Japanese equities less attractive at the moment than many alternatives.

Marathon Asset Management LLP

Portfolio Managers:

Jeremy Hosking, Investment Director .

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

Geographically, we instituted a gradual shift from the portfolio’s still-overweighted exposure in Southeast Asia and South Africa to add to our Japanese positions.

The gradual pullback in Southeast Asia has enabled us to harvest a few of the many investments we made around 1997–1998 in the wake of an Asian currency crisis that created many bargains. Many of these holdings have appreciated significantly. Similarly, over the last five years, the

8

South African stock market has been a huge success story built on disciplined monetary policy and a recovery in investor sentiment, both domestically and internationally. The country’s currency and the stock market have both enjoyed significant bull markets.

Over the last year, our portfolio benefited from its bias toward mid- and smaller-capitalization issues; ten of our European holdings were on the receiving end of actual or rumored merger-and-acquisition activity. Unlike previous takeover feeding frenzies, this one is fueled by low interest rates, as well as by corporations, private equity funds, and “infrastructure funds” that are all awash with cash. We have reinvested the proceeds of takeovers into larger businesses with more defensive, predictable earnings, such as pharmaceutical firms.

From a longer-term perspective, which is how we invest, we remain positive on the structural change that is happening in Japan, hence our slight increase in the portion of the portfolio invested there. The fund’s Japanese holdings have become increasingly biased toward longer duration, larger capitalization, and less economically sensitive names (specifically telecom, pharmaceuticals, food, consumer nondurables, and utilities). These areas have provided some protection during the turmoil in the small- and mid-cap market segments over the last few months. The portfolio has consciously moved away from “global” cyclicals toward domestically oriented holdings for which there is greater leverage for change. Stocks in Japan’s automotive sector, an area in which the portfolio is notably underweighted, have enjoyed a strong ten-year run (aided by the yen’s recent weakness), and several automotive companies plan significant increases in capital expenditure.

Although market pundits seem to be unanimous in their pessimism toward the U.S. market based on global economic imbalances, the precarious position of the U.S. consumer, and the fall in the U.S. housing market, we take a somewhat different view on the ground that individual equity securities seem rather attractively priced.

AllianceBernstein L.P.

Portfolio Managers:

Sharon E. Fay, CFA, Executive Vice

President and Chief Investment

Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment

Officer–International Value Equities and

Director of Research–Global and

International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment

Officer–International Value Equities and

Chief Investment Officer–Emerging Markets

Note: AllianceBernstein L.P. was added as an advisor to the fund in April 2006. The commentary below reflects the period since April.

Global equity markets stumbled in May and June amid fears that high interest rates would slow economic growth; volatility rose sharply and investors

9

became more risk-averse. However, markets subsequently recovered as concerns about inflation and interest rates receded.

Our portfolio benefited from positive stock selection across most sectors, especially financials. European bank-and-insurance companies ING Groep and Fortis posted strong quarterly gains, driven by progress in their restructuring efforts. Other contributors included Canadian copper mining firm Falconbridge, which rose on acquisition activity by U.K.-based Xstrata, and transportation companies Deutsche Lufthansa and Mitsui O.S.K. Lines. Partially offsetting these positives was our underweighted position in the utilities sector, which far outpaced the broad market over the period, and stock selection in telecommunications, specifically the portfolio’s holding in Sprint Nextel. The company has suffered from worries about slow growth in net subscribers, but our research suggests that investors’ concern has been excessive.

Lower energy prices and the relatively favorable outlook for economic and corporate profit growth outside the United States have reassured investors, despite uncertainty about the extent of the U.S. slowdown. Overall, global growth in gross domestic product (GDP) is expected to decelerate modestly in 2007 but to remain generally healthy. A reasonably benign economic outlook seems plausible, but we doubt that equity markets will be quite as calm and stable as they have been in recent years. History shows that episodes of investor complacency are typically followed by market turbulence. Thus, the recent drop in volatility is more likely to represent a temporary reprieve than a return to normality. Recent events—including a weakening of the U.S. housing market, a military coup in Thailand, and the collapse of a large U.S. hedge fund—serve as a reminder of the myriad potential risks.

The very low-anxiety, low-volatility environment of the past few years has led investors to discount the risks inherent in many traditional value stocks. At the same time, investors have been unwilling to reward higher expectations for earnings growth. As a result, stock valuations have remained unusually compressed.

Given the relatively modest value opportunity and our expectation that volatility will return to more historically normal levels, our portfolio is more diversified than usual. In addition, while the portfolio continues to be constructed on the basis of bottom-up stock selection, we think that larger-cap stocks appear relatively more attractive than usual. We have reduced our overweighted stake in energy, trimmed our holdings in consumer staples, and rotated out of successful holdings in the financials sector to take advantage of new opportunities.

10

Fund Profile

As of September 30, 2006

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	641	2,758
Turnover Rate	88%	—
Expense Ratio	0.72%	—
Short-Term Reserves	2%	—

Sector Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Consumer Discretionary	10%	11%
Consumer Staples	5	8
Energy	9	10
Financials	27	26
Health Care	7	9
Industrials	13	10
Information Technology	8	11
Materials	9	6
Telecommunication Services	8	5
Utilities	2	4
Short-Term Reserves	2%	—

Volatility Measures[2]
Fund
Versus
Comparative
Index[1]
R-Squared	0.94
Beta	1.14

Ten Largest Holdings[3] (% of total net assets)

ING Groep NV	diversified
	financial services	1.9%
BNP Paribas SA	diversified banks	1.9
China Mobile	wireless
(Hong Kong) Ltd.	telecommunication
	services	1.9
Caterpillar, Inc.	construction,
	farm machinery,
	and heavy trucks	1.7
Nucor Corp.	steel	1.5
ConocoPhillips Co.	integrated
	oil and gas	1.5
Banco Santander
Central Hispano SA	diversified banks	1.5
Canon, Inc.	office electronics	1.2
AstraZeneca Group PLC	pharmaceuticals	1.2
AmerisourceBergen Corp.	health care
	distributors	1.1
Top Ten		15.4%

Fund Asset Allocation

1 MSCI All Country World Index.

2 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 38.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

11

Country Diversification (% of portfolio)
	Fund	Comparative Index [1]

Europe

United Kingdom	9%	10%

France	4	4

Netherlands	4	2

Germany	4	3

Spain	4	2 ;

Italy	1	2 ;

Switzerland	1	3

Belgium	1	1

Sweden	1	1

Finland	0	1

Subtotal	29%	29%

Pacific

Japan	9%	10%

Hong Kong	2	1

Australia	1	2

Malaysia	1	0

Subtotal	13%	13%

Emerging Markets

China	3%	1%

Taiwan	2	1

South Korea	2	1

South Africa	1	1

Turkey	1	0

Philippines	1	0

Thailand	1	0

Brazil	1	1

Russia	0	1

Other Emerging Markets	0	3

Subtotal	12%	9%

North America

United States	41%	46%

Canada	3	3

Subtotal	44%	49%

Short-Term Reserves	2%	—

1 MSCI All Country World Index.

See page 38 for a glossary of investment terms.

12

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1996–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Global Equity Fund	15.22%	17.73%	11.86%	$30,665
MSCI All Country World Index	15.14	11.37	7.70	21,006
Average Global Fund[1]	13.36	10.18	7.38	20,385

1 Derived from data provided by Lipper Inc.

13

Fiscal-Year Total Returns (%): September 30, 1996–September 30, 2006

Note: See Financial Highlights table on page 27 for dividend and capital gains information.

14

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.8%)[1]
Australia (1.4%)
Santos Ltd.	1,598,854	13,322
QBE Insurance Group Ltd.	365,285	6,672
Oxiana Ltd.	2,911,682	6,281
Promina Group Ltd.	1,160,000	5,131
Australia & New Zealand
Bank Group Ltd.	179,613	3,594
Caltex Australia Ltd.	174,022	3,104
Coles Myer Ltd.	266,000	2,856
Suncorp-Metway Ltd.	136,280	2,230
Woolworths Ltd.	147,425	2,228
Iluka Resources Ltd.	420,516	2,227
Leighton Holdings Ltd.	123,747	1,785
Amcor Ltd.	295,616	1,639
Orica Ltd.	96,714	1,620
Alumina Ltd.	204,000	939
Rinker Group Ltd.	65,098	671
		54,299
Austria (0.1%)
OMV AG	43,300	2,243

Belgium (0.9%)
Dexia	561,131	14,516
Fortis	199,413	8,078
Fortis (UK Shares)	191,700	7,769
InBev	69,033	3,798
Colruyt NV	18,243	3,111
Belgacom SA	56,834	2,213
		39,485
Brazil (0.5%)
Gerdau SA ADR	451,350	6,116
Usiminas-Usinas
Siderugicas de Minas
Gerais SA Pfd	165,300	4,922
Petroleo Brasileiro SA Pfd.	229,900	4,293
Uniao de Bancos
Brasileiros SA GDR	35,200	2,605

	Banco do Brasil SA	63,300	1,387
	Banco Bradesco SA	33,700	1,119
	Itausa-Investimentos
	Itau SA	113,000	465
			20,907
Canada (3.0%)
	Rogers Communications,
	Inc. Class B	367,900	20,181
	^Bank of Nova
	Scotia Halifax	346,500	14,920
*	Bombardier Inc. Class B	4,268,200	13,352
	Imperial Oil Ltd.	360,300	12,101
	Telus Corp.–
	Non Voting Shares	185,900	10,431
*	Nortel Networks Corp.	2,988,330	6,873
	Teck Cominco Ltd. Class B	106,900	6,707
	Alcan Inc.	158,800	6,341
*	Nexen Inc.	110,700	5,929
*	ACE Aviation Holdings, Inc.	174,100	5,393
	ING Canada Inc.	83,300	4,162
	^BCE Inc.	142,465	3,872
	IPSCO, Inc.	37,945	3,295
	Gerdau AmeriSteel Corp.	293,000	2,666
	Husky Energy Inc.	40,700	2,625
	Telus Communications Inc.	29,789	1,679
	^Abitibi-Consolidated Inc.	660,200	1,639
	Onex Corp.	66,800	1,498
	Canadian Natural
	Resources Ltd.	27,000	1,233
*	Fraser Papers Inc.	198,800	1,205
	Novelis Inc.	31,760	815
	Bell Aliant Regional
	Communications
	Income Fund	11,287	354
*^	Fortis Inc.	7,680	168
	AUR Resources Inc.	7,732	125
	^Rothmans Inc.	5,600	103
			127,667

15

		Market
		Value•
	Shares	($000)
China (2.8%)
China Mobile
(Hong Kong) Ltd.	11,018,500	77,729
China Petroleum
& Chemical Corp.	27,258,000	16,892
PetroChina Co. Ltd.	13,650,000	14,691
CNOOC Ltd.	6,499,000	5,410
Tsingtao Brewery Co., Ltd.	1,548,000	2,083
China Telecom Corp. Ltd.	3,890,000	1,408
		118,213
Denmark (0.2%)
* William Demant A/S	64,200	4,919
^Coloplast A/S B Shares	35,400	2,841
* ^Vestas Wind Systems A/S	95,699	2,546
		10,306
Finland (0.3%)
Metso Oyj	167,300	6,151
Sampo Oyj A Shares	242,900	5,052
TietoEnator Oyj B Shares	78,020	2,290
		13,493
France (4.1%)
BNP Paribas SA	726,262	77,968
Sanofi-Aventis	142,580	12,663
Renault SA	90,100	10,310
Societe Generale Class A	64,535	10,243
Total SA	154,600	10,130
Vivendi SA	280,259	10,083
Credit Agricole SA	212,399	9,303
AXA	139,000	5,117
Carrefour SA	70,208	4,426
Groupe Danone	29,600	4,147
SCOR SA	1,277,400	3,099
Air France	92,804	2,790
Cie. de St. Gobain SA	37,200	2,694
^Alcatel SA	212,600	2,590
Thales SA	57,800	2,560
Societe Centrale des
Assurances Generales de	12,600	1,583
* Atos Origin SA	26,400	1,450
Vinci SA	9,385	1,042
		172,198
Germany (3.6%)
Allianz AG	185,754	32,043
Deutsche Lufthansa AG	1,274,321	26,911
Muenchener
Rueckversicherungs–
Gesellschaft AG (Registered)	89,400	14,094
Man AG	164,465	13,877
E.On AG	97,820	11,589
Bayerische Motoren
Werke AG	186,800	9,982
Deutsche Boerse AG	55,666	8,346
Continental AG	58,900	6,811
Fresenius Medical Care AG	40,900	5,296
ThyssenKrupp AG	141,272	4,741
BASF AG	55,100	4,401
TUI AG	213,200	4,395
DaimlerChrysler AG
(Registered)	76,700	3,821
Deutsche Post AG	82,200	2,154
Beiersdorf AG	26,985	1,434
Fresenius Medical Care
AG ADR	29,244	1,264
Heidelberger
Druckmaschinen AG	15,765	648
		151,807
Greece (0.1%)
Public Power Corp.	137,300	3,301

Hong Kong (2.3%)
Jardine Matheson
Holdings Ltd.	965,102	17,661
Jardine Strategic
Holdings Ltd.	1,233,900	14,039
New World
Development Co., Ltd.	7,550,300	12,966
China Netcom Group Corp.
Hong Kong Ltd.	6,830,500	12,229
Hong Kong Aircraft &
Engineering Co., Ltd.	486,800	6,912
Henderson Land
Development Co. Ltd.	1,117,000	6,270
Television Broadcasts Ltd.	1,068,000	5,754
Wheelock and Co. Ltd.	1,883,000	3,291
First Pacific Co. Ltd.	6,988,000	3,279
Hong Kong and Shanghai
Hotels Ltd.	2,558,498	3,247
SmarTone
Telecommunications Ltd.	2,082,790	1,999
Sino Land Co.	928,000	1,641
Next Media Ltd.	2,894,000	1,577
Orient Overseas
International Ltd.	364,000	1,480
Kerry Properties Ltd.	377,388	1,380
Mandarin Oriental
International Ltd.	881,690	1,074
I-Cable
Communications Ltd.	5,207,000	1,020
Silver Grant International
Industries Ltd.	1,752,000	415
Asia Satellite
Telecommunications
Holdings Ltd.	208,500	348
		96,582
Hungary (0.1%)
Mol Hungarian
Oil and Gas Nyrt.	34,600	3,156

16

			Market
			Value•
		Shares	($000)
India (0.1%)
	State Bank of India GDR	62,480	3,468

Indonesia (0.3%)
	PT Bank Indonesia Tbk	66,769,036	3,435
	PT Semen Gresik Tbk	1,155,000	3,389
	PT Indofood Sukses
	Makmur Tbk	10,823,000	1,464
	PT Gudang Garam Tbk	1,149,900	1,290
	PT Telekomunikasi
	Indonesia Tbk	1,350,000	1,228
	PT Matahari Putra
	Prima Tbk	11,028,500	991
*	Bank Pan Indonesia
	TBK Wts.	13,353,807	253
	PT Citra Marga
	Nusaphala Persada Tbk	774,000	70
*	PT Mulia Industrindo Tbk	921,000	18
			12,138
Ireland (0.1%)
	Independent News &
	Media PLC	974,918	2,937
	Fyffes PLC	469,800	912
*	Blackrock International
	Land PLC	462,500	223
			4,072
Israel (0.2%)
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	222,500	7,585

Italy (1.3%)
	Unicredito Italiano SpA	2,753,908	22,831
*	^Fiat SpA	507,000	8,068
	^ENI SpA	195,100	5,791
	Saipem SpA	256,000	5,560
	Luxottica Group SpA ADR	179,800	5,292
	Fondiaria—Sai SpA	54,000	2,365
*	Banca Popolare Italiana	116,281	1,404
	^Banca Monte dei Paschi
	di Siena SpA	207,500	1,257
	Compagnia Assicuratrice
	Unipol SpA	159,833	536
*	Natuzzi SpA-Sponsored ADR	50,700	367
	Fondiaria—Sai SpA	9,700	320
			53,791
Japan (8.7%)
Canon, Inc.	942,500	49,280
Central Japan Railway Co.	1,904	20,301
Sumitomo Mitsui
Financial Group, Inc.	1,450	15,234
Toyota Motor Corp.	217,300	11,831
Resona Holdings Inc.	3,820	11,478
Sumitomo Metal Mining Co.	773,000	10,156
Orix Corp.	32,470	8,976

^Mitsui & Co., Ltd.	656,000	8,365
KDDI Corp.	1,337	8,350
JFE Holdings, Inc.	204,200	8,014
SBI Holdings, Inc.	21,025	7,537
Japan Tobacco, Inc.	1,773	6,905
Sharp Corp.	334,000	5,735
Mitsui OSK Lines Ltd.	771,000	5,712
East Japan Railway Co.	720	5,039
Nippon Mining Holdings Inc.	637,000	4,517
Tokyo Gas Co., Ltd.	898,000	4,505
Tokyo Electric Power Co.	153,500	4,422
Nippon Telegraph
and Telephone Corp.	900	4,402
^Kao Corp.	157,000	4,188
Tokyo Electron Ltd.	53,900	3,987
West Japan Railway Co.	932	3,984
Leopalace21 Corp.	107,900	3,943
Kirin Brewery Co., Ltd.	284,000	3,796
Mizuho Financial Group, Inc.	486	3,775
Mazda Motor Corp.	589,000	3,575
Takeda Pharmaceutical
Co. Ltd.	56,900	3,557
Mitsui Chemicals, Inc.	488,000	3,517
Suzuki Motor Corp.	138,200	3,513
Fuji Photo Film Co., Ltd.	94,000	3,429
Sumitomo Trust
& Banking Co., Ltd.	320,000	3,358
Marubeni Corp.	653,000	3,256
FamilyMart Co., Ltd.	114,900	3,146
Nippon Sanso Corp.	368,000	3,124
Sekisui House Ltd.	200,000	3,029
Secom Co., Ltd.	60,500	3,000
NTT DoCoMo, Inc.	1,888	2,910
Tanabe Seiyaku Co., Ltd.	212,000	2,664
Mitsubishi Corp.	138,000	2,601
Dai-Nippon Printing Co., Ltd.	168,000	2,593
Seven and I Holdings Co., Ltd.	79,300	2,556
Namco Bandai Holdings Inc.	160,650	2,530
Nintendo Co.	12,000	2,476
Sumitomo Heavy
Industries Ltd.	293,000	2,454
Sompo Japan Insurance Inc.	181,000	2,374
Shiseido Co., Ltd.	118,000	2,358
Sony Corp.	57,900	2,340
Kobe Steel Ltd.	729,000	2,292
Sumitomo Forestry Co.	218,000	2,275
Ricoh Co.	113,000	2,250
JS Group Corp.	104,000	2,178
Matsushita Electric
Works, Ltd.	205,000	2,171
^Kawasaki Heavy
Industries Ltd.	651,000	2,159
Nippon Steel Corp.	520,000	2,142
Komatsu Ltd.	119,000	2,060
Nippon Suisan Kaisha Ltd.	372,000	2,049
Bank of Fukuoka, Ltd.	278,000	2,045

17

		Market
		Value•
	Shares	($000)
Sumitomo Electric
Industries Ltd.	147,000	1,989
Sankyo Co., Ltd.	36,700	1,961
Hitachi Ltd.	319,000	1,859
Bank of Yokohama Ltd.	233,000	1,839
Mitsubishi UFJ
Financial Group	142	1,828
Onward Kashiyama Co., Ltd.	126,000	1,814
^Alfresa Holdings Corp.	28,200	1,790
Nippon Oil Corp.	241,000	1,780
Astellas Pharma Inc.	42,800	1,724
Chiba Bank Ltd.	189,000	1,688
Nippon Meat Packers, Inc.	148,000	1,663
NEC Corp.	284,000	1,557
Yamato Holdings Co., Ltd.	104,000	1,506
Sumitomo Metal
Industries Ltd.	390,000	1,498
TDK Corp.	17,900	1,434
Kinden Corp.	164,000	1,356
Matsushita Electric
Industrial Co., Ltd.	64,000	1,354
Ajinomoto Co., Inc.	121,000	1,304
Toyo Seikan Kaisha Ltd.	68,000	1,303
Daiwa Securities Group Inc.	110,000	1,288
Toppan Forms Co., Ltd.	101,600	1,285
^Ryosan Co., Ltd.	48,500	1,244
Yamatake Corp.	50,000	1,233
Nisshinbo Industries, Inc.	107,000	1,129
Bridgestone Corp.	55,000	1,115
Ebara Corp.	304,000	1,103
All Nippon Airways Co., Ltd.	268,000	1,085
Toyota Boshoku Corp.	56,000	1,039
Shimizu Corp.	176,000	1,007
Promise Co., Ltd.	25,250	1,004
Tokyo Ohka Kogyo Co., Ltd.	35,400	942
Yamaha Motor Co., Ltd.	33,000	877
Isetan Co.	49,000	828
^Pioneer Corp.	45,200	796
Fuji Heavy Industries Ltd.	138,000	787
Rengo Co., Ltd.	101,000	673
Brother Industries Ltd.	48,000	604
Daifuku Co., Ltd.	36,000	454
Noritake Co., Ltd.	81,000	452
Cosmo Oil Co., Ltd.	95,000	393
Inabata & Co., Ltd.	49,000	363
NGK Insulators Ltd.	25,000	352
Fujitsu Fronttec Ltd.	32,700	253

		361,966
Malaysia (0.5%)
Bumiputra–Commerce
Holdings Bhd.	3,669,619	6,612
Resorts World Bhd.	1,742,000	5,242
Telekom Malaysia Bhd.	888,000	2,202
British American
Tobacco Bhd.	165,000	1,912
Maxis Communications Bhd.	586,300	1,415
Kumpulan Guthrie Bhd.	965,000	957
Digi.com Bhd.	157,200	533
Malaysian Airline
System Bhd.	550,000	522
Genting Bhd.	79,400	519
* Multi-Purpose
Holdings Bhd.	1,855,000	433
Lion Industries
Corp. Bhd.	368,600	84
* Multi-Purpose
Holdings Bhd.
Warrants Exp. 2/26/09	254,000	13
		20,444
Mexico (0.1%)
America Movil SA
de CV Series L ADR	46,200	1,819
Telefonos de Mexico
SA Class L ADR	32,000	819
		2,638
Netherlands (3.7%)
ING Groep NV	1,854,826	81,430
^Aegon NV	1,033,994	19,367
Heineken NV	390,238	17,834
Mittal Steel Company
NV (Paris Shares)	341,042	11,898
Koninklijke KPN NV	840,785	10,702
European Aeronautic
Defence and Space Co.	232,190	6,666
Koninklijke (Royal) Philips
Electronics NV	134,171	4,691
Koninklijke Boskalis
Westminster NV	36,537	2,374
Wolters Kluwer NV	74,224	1,932
		156,894
New Zealand (0.0%)
^Telecom Corp. of
New Zealand Ltd.	468,517	1,319
PGG Wrightson Ltd.	58,578	63
		1,382
Norway (0.1%)
	DnB NOR ASA	216,900	2,656
	Statoil ASA	69,000	1,645
			4,301
Philippines (0.7%)
	Ayala Corp.	1,439,626	13,698
	Globe Telecom, Inc.	419,400	9,065
	Jollibee Foods Corp.	2,574,900	1,830
*	ABS-CBN
	Broadcasting Corp.	5,006,300	1,652
*	Banco De Oro	1,479,800	1,175
	Philippine Long
	Distance Telephone Co.	21,700	973
			28,393

18

	Shares	Market Value• ($000)

Poland (0.0%)
KGHM Polska Miedz SA	54,322	1,739
Russia (0.1%)
Lukoil Sponsored ADR	71,963	5,433
Singapore (0.4%)
Great Eastern Holdings Ltd.	692,000	7,189
BIL International Ltd.	4,553,000	4,162
United Industrial Corp., Ltd.	2,593,000	2,663
Neptune Orient Lines Ltd.	1,213,000	1,547
Yellow Pages
(Singapore) Ltd.	466,000	308

		15,869
South Africa (1.1%)
Sun International Ltd.	549,866	6,968
* Hosken Consolidated
Investments Ltd.	1,103,148	6,397
Anglo American PLC	145,345	6,069
RMB Holdings Ltd.	1,550,600	5,379
Nedbank Group Ltd.	271,805	3,991
Anglo Platinum Ltd.	34,000	3,431
FirstRand Ltd.	1,329,636	3,024
Sanlan Ltd.	1,258,700	2,767
Standard Bank Group Ltd.	246,800	2,467
Tiger Brands Ltd.	115,400	2,102
Gold Fields Ltd.	62,340	1,106
JD Group Ltd.	88,246	739
City Lodge Hotels Ltd.	83,078	567
New Clicks Holdings Ltd.	301,750	392

		45,399
South Korea (1.9%)
POSCO	74,264	19,328
KT Corp.	245,310	10,575
* Hynix Semiconductor Inc.	252,580	9,939
Samsung Electronics Co., Ltd.	12,022	8,426
Hana Financial Group Inc.	105,050	4,812
Industrial Bank of Korea	197,230	3,374
Hyundai Motor Co.	63,840	3,333
Kookmin Bank	37,000	2,897
SK Corp.	42,399	2,817
Samsung Electronics
Co., Ltd. Pfd.	4,700	2,467
Shinhan Financial Group Ltd.	54,790	2,463
KT & G Corp.	39,425	2,395
Hyundai Mobis	18,130	1,860
Honam Petrochemical Corp.	28,700	1,787
* LG. Philips LCD Co., Ltd.	36,800	1,220
Woori Finance
Holdings Co., Ltd.	55,370	1,167
Samyang Corp.	8,820	548
Hyundai Motor Co. Ltd.	5,000	428
Korea Electric Power Corp.	5,000	195
Korea Iron & Steel Co., Ltd.	4,000	142
Kiswire Ltd.	3,000	72

		80,245
Spain (3.5%)
Banco Santander
Central Hispano SA	3,984,491	62,861
ACS, Actividades de
Contruccion y Servisios, SA	327,697	15,511
Telefonica SA	868,261	15,015
Banco Bilbao Vizcaya
Argentaria SA	561,736	12,977
Repsol YPF SA	429,709	12,761
Acciona SA	56,049	8,514
Acerinox SA	272,500	5,249
Banco Popular Espanol SA	316,500	5,184
Industria de Diseno Textil SA	69,672	3,246
Fomento de Construc y
Contra SA	24,484	1,954
* Sogecable SA	45,032	1,606
Corporacion Mapfre SA	53,378	1,115
Viscofan SA	58,000	897
Prosegur Cia de Seguridad
SA (Registered)	28,400	852

		147,742
Sweden (0.8%)
Nordea Bank AB	835,000	10,936
Svenska Handelsbanken
AB A Shares	176,100	4,759
Telefonaktiebolaget LM
Ericsson AB Class B	1,324,700	4,577
Skandinaviska Enskilda
Banken AB A Shares	151,200	4,066
Svenska Cellulosa AB
B Shares	77,060	3,536
Assa Abloy AB	178,900	3,324
^Hoganas AB B Shares	54,350	1,439
Lindex AB	33,200	501

		33,138
Switzerland (1.1%)
Zurich Financial Services AG	43,547	10,662
Credit Suisse Group
(Registered)	155,700	8,978
Cie. Financiere
Richemont AG	109,600	5,264
Novartis AG (Registered)	90,340	5,256
Roche Holdings AG	29,400	5,065
Geberit AG	3,106	3,775
Adecco SA (Registered)	60,800	3,655
* Logitech International SA	124,600	2,702
Publigroupe SA	3,440	1,061
Phonak Holding AG	12,100	764
Kudelski SA	2,200	65

		47,247
Taiwan (2.2%)
Taiwan Semiconductor
Manufacturing Co., Ltd.	9,767,932	17,630
Chi Mei
Optoelectronics Corp.	13,381,912	14,785
19

			Market
			Value•
		Shares	($000)
	United
	Microelectronics Corp.	18,948,105	10,603
	High Tech Computer Corp.	349,200	9,231
	Powerchip
	Semiconductor Corp.	13,596,253	8,672
	Chunghwa Telecom
	Co., Ltd.	4,160,780	6,940
	Siliconware Precision
	Industries Co.	4,811,284	5,723
	AU Optronics Corp.	2,937,960	4,155
	Nanya Technology Corp.	4,541,000	2,985
	Compal Electronics Inc.	3,194,588	2,825
	Nan Ya Plastic Corp.	1,201,000	1,679
	Taiwan Cellular Corp.	1,407,000	1,345
	China Steel Corp.	1,325,000	1,142
*	Winbond Electronics Corp.	2,940,000	882
*	Advanced Semiconductor
	Engineering Inc.	890,000	828
	Far EasTone
	Telecommunications
	Co., Ltd.	627,000	679
	Unimicron Technology Corp.	297,670	367
	AV Tech Co.	65,587	285
*	Ritek Corp.	1,178,000	281
	U-Ming Marine
	Transport Corp.	249,000	272
	Vanguard International
	Semiconductor Corp.	261,585	167
	MediaTek Inc.	16,000	152
	Foxconn Technology Co., Ltd.	7,650	69
			91,697
Thailand (0.6%)
	Siam Cement Public
	Co. Ltd. Non-Voting
	Depositary Receipt	986,200	6,245
	Advanced Info Service
	Public Co. Ltd. (Foreign)	2,406,000	5,761
	Siam Cement
	Public Co. Ltd. (Foreign)	664,300	4,515
	Kasikornbank Public Co.
	Ltd. (Foreign)	1,701,900	3,121
	PTT Public Co., Ltd.
	(Foreign)	300,400	1,726
	MBK Development
	Public Co. Ltd. (Foreign)	813,400	1,180
	Thanachart Capital
	Public Co. Ltd. (Foreign)	1,855,000	735
*	Thai Petrochemical
	Industry PLC (Foreign)	2,155,900	393
	Post Publishing Public
	Co. Ltd. (Foreign)	1,300,000	259
	GMM Grammy Public
	Co. Ltd. Non-Voting
	Depositary Receipt	997,000	198
	Matichon PLC (Foreign)	625,000	187
	GMM Grammy
	Public Co. Ltd. (Foreign)	642,000	127
			24,447
Turkey (0.7%)
	Eregli Demir ve Celik
	Fabrikalari A.S.	1,958,502	8,712
	Tupras-Turkiye Petrol
	Rafinerileri A.S.	543,146	8,312
	Dogan Sirketler Grubu
	Holding A.S.	1,288,096	4,980
	Turkcell Iletisim
	Hizmetleri A.S.	376,541	1,937
*	Petkim Petrokimya
	Holding A.S.	533,110	1,774
	Tofas Turk Otomobil
	Fabrikasi A.S.	661,482	1,764
	Petrol Ofisi A.S.	298,870	933
*	Vestel Elektronik Sanayi
	ve Ticaret A.S.	236,362	552
	Anadolu Efes Biracilik
	ve Malt Sanayii A.S.	16,156	400
			29,364
United Kingdom (8.4%)
	AstraZeneca Group PLC	781,296	48,684
	Royal Dutch Shell
	PLC Class A
	(Amsterdam Shares)	1,081,736	35,688
	HBOS PLC	780,711	15,401
	Marks & Spencer
	Group PLC	1,202,356	14,431
	Rio Tinto PLC	273,939	12,933
	Vodafone Group PLC	5,270,037	12,009
	Antofagasta PLC	1,295,495	11,075
*	British Airways PLC	1,338,058	10,668
	HSBC Holdings PLC	554,442	10,091
	Royal Bank of Scotland
	Group PLC	261,400	8,973
	Aviva PLC	604,900	8,842
	BP PLC	773,700	8,438
	Barclays PLC	615,105	7,739
Royal Dutch Shell
PLC Class B	207,022	7,026
BAE Systems PLC	946,600	6,984
BT Group PLC	1,292,667	6,478
Xstrata PLC	153,740	6,332
Hanson Building
Materials PLC	397,650	5,730
GlaxoSmithKline PLC	213,200	5,657
Reckitt Benckiser PLC	131,890	5,451
Capita Group PLC	525,800	5,375
ICAP PLC	544,600	5,254
Diageo PLC	292,528	5,154
J. Sainsbury PLC	710,200	4,978

			Market
			Value•
		Shares	($000)
	Cable and Wireless PLC	1,918,800	4,964
	Reed Elsevier PLC	440,100	4,874
	Arriva PLC	394,733	4,866
	The Sage Group PLC	1,029,900	4,829
	Tesco PLC	699,500	4,702
	Amvescap PLC	407,600	4,412
	Kazakhmys PLC	180,352	3,857
	Intertek Testing
	Services PLC	252,100	3,678
	Carnival PLC	76,414	3,644
	Provident Financial PLC	295,856	3,461
	Enterprise Inns PLC	167,200	3,293
	Stagecoach Group PLC	1,254,723	2,980
	Rexam PLC	276,200	2,947
	Informa PLC	316,700	2,925
*	MyTravel Group
	PLC A Shares	835,166	2,909
	WPP Group PLC	235,300	2,908
	Enodis PLC	879,500	2,850
	Compass Group PLC	548,835	2,751
*	Invensys PLC	622,440	2,416
	Smiths Group PLC	143,410	2,399
	Hays PLC	813,200	2,195
	ITV PLC	1,199,435	2,165
	Alliance Boots PLC	118,277	1,710
	Ladbrokes PLC	186,223	1,353
	International Power PLC	230,660	1,348
	PartyGaming PLC	607,500	1,212
	Bunzl PLC	91,233	1,139
	Devro PLC	313,600	723
	Homeserve PLC	12,400	385
	Sportingbet PLC	68,624	236
	Kier Group PLC	3,500	120
			353,642
Venezuela (0.0%)
*	Compania Anonima Nacional
	Telefonos de Venezuela	98,619	1,874

United States (39.8%)
	Consumer Discretionary (4.6%)
*	Comcast Corp.
	Special Class A	394,200	14,511
*	Apollo Group, Inc. Class A	235,900	11,616
*	Liberty Global, Inc. Class A	444,660	11,446
*	Liberty Global, Inc. Series C	444,660	11,143
	American Greetings Corp.
	Class A	431,800	9,983
	Cablevision Systems
	NY Group Class A	408,100	9,268
	Clear Channel
	Communications, Inc.	311,700	8,993
	Time Warner, Inc.	420,400	7,664
	CBS Corp.	269,600	7,595
	Sherwin-Williams Co.	135,300	7,547
*	^priceline.com, Inc.	201,400	7,410
*	Marvel Entertainment, Inc.	286,098	6,906
*	DIRECTV Group, Inc.	314,100	6,181
	NIKE, Inc. Class B	68,600	6,011
	McDonald’s Corp.	149,000	5,829
	Autoliv, Inc.	104,400	5,753
*	^Blue Nile Inc.	137,500	4,998
*	Liberty Media-Interactive A	221,126	4,507
*	Discovery Holding Co.
	Class A	284,850	4,119
	Dow Jones & Co., Inc.	114,600	3,844
*	Liberty Media Capital A	44,225	3,696
*	Amazon.com, Inc.	108,600	3,488
*	99 Cents Only Stores	288,200	3,409
*	PRIMEDIA Inc.	2,072,800	3,151
	Building Materials
	Holding Corp.	114,959	2,991
*	Fleetwood Enterprises, Inc.	417,900	2,812
*	Blockbuster Inc. Class B	770,100	2,718
	Sun-Times Media Group, Inc.	381,800	2,512
*	Viacom Inc. Class A	50,300	1,876
	CBS Corp. Class A	50,300	1,419
	Mattel, Inc.	57,680	1,136
	BorgWarner, Inc.	16,100	920
	International Speedway Corp.	18,050	900
*	Office Depot, Inc.	18,500	734
*	Live Nation	24,412	499
*	JAKKS Pacific, Inc.	21,000	374

	Consumer Staples (2.8%)
	Costco Wholesale Corp.	581,500	28,889
	Carolina Group	511,143	28,312
	Altria Group, Inc.	273,700	20,952
	The Kroger Co.	486,100	11,248
	Coca-Cola Enterprises, Inc.	524,700	10,930
	Safeway, Inc.	134,200	4,073
	CVS Corp.	113,100	3,633
	Pilgrim’s Pride Corp.	111,700	3,055
	The Clorox Co.	43,900	2,766
	Corn Products
	International, Inc.	65,600	2,135
	Casey’s General Stores, Inc.	56,298	1,254

	Energy (4.5%)
	ConocoPhillips Co.	1,061,300	63,179
	ExxonMobil Corp.	503,400	33,778
	XTO Energy, Inc.	627,800	26,449
	Hess Corp.	336,500	13,938
	Frontier Oil Corp.	520,200	13,827
	Tidewater Inc.	215,000	9,501
	Chevron Corp.	145,000	9,405
*	Helix Energy Solutions
	Group, Inc.	209,400	6,994
	Baker Hughes, Inc.	63,200	4,310
	Noble Corp.	45,300	2,907
	Western Refining, Inc.	110,900	2,577
	Teekay Shipping Corp.	49,449	2,033
	Tsakos Energy Navigation Ltd.	14,826	661

			Market
			Value•
		Shares	($000)
*	Unit Corp.	10,900	501
	Alon USA Energy, Inc.	16,400	484

	Financials (8.5%)
	The Chubb Corp.	644,500	33,488
	MetLife, Inc.	534,500	30,295
	Bear Stearns Co., Inc.	195,100	27,334
	Progressive Corp. of Ohio	1,047,200	25,698
	W.R. Berkley Corp.	494,600	17,504
*	Berkshire Hathaway Inc.
	Class B	5,063	16,070
	Moody’s Corp.	235,000	15,364
	The Hartford Financial
	Services Group Inc.	149,070	12,932
	JPMorgan Chase & Co.	246,400	11,571
	Citigroup, Inc.	230,800	11,464
*	IntercontinentalExchange Inc.	147,600	11,080
	Bank of America Corp.	180,400	9,664
	The Goldman Sachs
	Group, Inc.	52,700	8,915
	Freddie Mac	123,600	8,198
	Assurant, Inc.	152,200	8,129
	Merrill Lynch & Co., Inc.	100,800	7,885
	Fannie Mae	139,600	7,805
	American Express Co.	132,497	7,430
	Axis Capital Holdings Ltd.	208,335	7,227
	PartnerRe Ltd.	95,310	6,440
	MBIA, Inc.	93,900	5,769
	Lincoln National Corp.	92,900	5,767
	Mercury General Corp.	114,000	5,656
	American International
	Group, Inc.	84,900	5,625
*	Arch Capital Group Ltd.	84,937	5,393
	Radian Group, Inc.	84,400	5,064
	XL Capital Ltd. Class A	72,800	5,001
	Franklin Resources Corp.	44,100	4,664
	National City Corp.	116,400	4,260
	MGIC Investment Corp.	57,900	3,472
	Genworth Financial Inc.	96,800	3,389
*	First Federal Financial Corp.	51,451	2,918
	The St. Paul Travelers,
	Cos. Inc.	60,400	2,832
	Zenith National
	Insurance Corp.	45,500	1,815
	Wachovia Corp.	26,700	1,490
	First American Corp.	29,800	1,262
	Endurance Specialty
	Holdings Ltd.	30,273	1,067
	American Financial Group, Inc.	21,700	1,018
	Ameriprise Financial, Inc.	21,459	1,006
	RenaissanceRe Holdings Ltd.	10,498	584
	LandAmerica Financial
	Group, Inc.	7,900	520
	Health Care (3.7%)
	AmerisourceBergen Corp.	1,004,225	45,391
*	King Pharmaceuticals, Inc.	2,036,070	34,674
*	Biogen Idec Inc.	387,600	17,318
	Schering-Plough Corp.	669,000	14,778
	Pfizer Inc.	368,400	10,448
	IMS Health, Inc.	355,630	9,474
	Bristol-Myers Squibb Co.	206,900	5,156
	Dade Behring Holdings Inc.	121,900	4,896
	Merck & Co., Inc.	70,600	2,958
*	Amgen, Inc.	33,800	2,418
	Alpharma, Inc. Class A	76,400	1,787
*	Magellan Health Services, Inc.	36,200	1,542
*	^New River
	Pharmaceuticals Inc.	58,900	1,516
*	Sierra Health Services, Inc.	31,800	1,203
*	Kinetic Concepts, Inc.	20,800	654

	Industrials (6.3%)
	Caterpillar, Inc.	1,057,100	69,557
	Cummins Inc.	264,700	31,560
*	Terex Corp.	510,039	23,064
	Northrop Grumman Corp.	203,691	13,865
	General Electric Co.	355,000	12,532
*	Superior Essex Inc.	329,100	11,272
*	Kansas City Southern	368,700	10,069
	The Manitowoc Co., Inc.	220,659	9,883
	Parker Hannifin Corp.	123,400	9,592
*	AMR Corp.	414,300	9,587
	PACCAR, Inc.	160,350	9,143
	Viad Corp.	234,000	8,286
	Arkansas Best Corp.	135,988	5,852
	Watson Wyatt &
	Co. Holdings	140,800	5,762
	Eaton Corp.	72,600	4,999
	Pitney Bowes, Inc.	108,300	4,805
	Norfolk Southern Corp.	109,000	4,801
	The Timken Co.	152,200	4,533
*	US Airways Group Inc.	97,900	4,340
	The Boeing Co.	37,400	2,949
	Raytheon Co.	60,800	2,919
	^PW Eagle, Inc.	53,200	1,597
*	Swift Transportation Co., Inc.	61,413	1,457
	Freightcar America Inc.	24,400	1,293
*	Saia, Inc.	35,700	1,164
*	Ceradyne, Inc.	14,500	596
*	Learning Tree
	International, Inc.	36,900	300
*	^Northwest Airlines
	Corp. Class A	324,000	220

	Information Technology (3.4%)
*	Advanced Micro
	Devices, Inc.	827,000	20,551
*	Lexmark International, Inc.	336,691	19,414

			Market
			Value•
		Shares	($000)
	Hewlett-Packard Co.	509,600	18,697
*	Xerox Corp.	832,900	12,960
	Microsoft Corp.	382,800	10,462
*	Sun Microsystems, Inc.	1,922,300	9,554
*	Gartner, Inc. Class A	452,100	7,952
*	Agere Systems Inc.	525,570	7,847
*	Lucent Technologies, Inc.	2,933,200	6,864
	Electronic Data
	Systems Corp.	261,200	6,405
*	Dell Inc.	245,700	5,612
*	Komag, Inc.	169,600	5,420
*	DST Systems, Inc.	77,300	4,767
	International Business
	Machines Corp.	34,200	2,802
*	ON Semiconductor Corp.	267,100	1,571
*	Tech Data Corp.	22,600	826
*	Solectron Corp.	242,800	792

	Materials (3.5%)
	Nucor Corp.	1,278,600	63,278
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	507,700	27,040
	Phelps Dodge Corp.	205,500	17,406
	Steel Dynamics, Inc.	299,100	15,090
	Scotts Miracle-Gro Co.	215,200	9,574
	United States Steel Corp.	117,600	6,783
	Reliance Steel &
	Aluminum Co.	137,800	4,429
*	Chaparral Steel Co.	111,000	3,781
*	Owens-Illinois, Inc.	35,900	554

	Telecommunication Services (1.7%)
*	Qwest Communications
	International Inc.	2,495,985	21,765
	Embarq Corp.	410,955	19,878
	Sprint Nextel Corp.	827,646	14,194
*	NII Holdings Inc.	98,000	6,092
*	Cincinnati Bell Inc.	994,400	4,793
*	Level 3 Communications, Inc.	868,200	4,645
	AT&T Inc.	49,300	1,605

	Utilities (0.8%)
	FirstEnergy Corp.	312,949	17,481
	TXU Corp.	113,100	7,071
	Constellation Energy
	Group, Inc.	77,500	4,588
Entergy Corp.	30,000	2,347
Wisconsin Energy Corp.	48,100	2,075
OGE Energy Corp.	47,200	1,704
		1,667,694
Total Common Stocks
(Cost $3,375,298)		4,016,259
Temporary Cash Investments (5.5%)[1]
Money Market Funds (5.4%)

2	Vanguard Market
	Liquidity Fund, 5.306%	142,483,471	142,483
2	Vanguard Market
	Liquidity Fund,
	5.306%—Note G	81,911,217	81,911
			224,394
		Face
		Amount
		($000)
U.S. Agency Obligations (0.1%)
3	Federal National Mortgage Assn.
4	5.376%, 10/4/06	1,000	1,000
3	Federal Home Loan Mortgage Corp.
4	5.198%, 1/3/07	3,000	2,961
			3,961
Total Temporary Cash Investments
(Cost $228,354)			228,355
Total Investments (101.3%)
(Cost $3,603,652)			4,244,614
Other Assets and Liabilities (–1.3%)
Other Assets—Note C			58,356
Liabilities—Note G			(111,533)
			(53,177)
Net Assets (100%)
Applicable to 190,829,756 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)			4,191,437
Net Asset Value Per Share			$21.96

At September 30, 2006, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	3,334,514	$17.47
Undistributed Net
Investment Income	45,245.24
Accumulated Net
Realized Gains	170,141.89
Unrealized Appreciation
(Depreciation)
Investment Securities	640,962	3.36
Futures Contracts	865	—
Foreign Currencies and
Forward Currency Contracts	(290)	—
Net Assets	4,191,437	$21.96

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 3.9%, respectively, of net assets. See Note E in Notes to Financial Statements.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $3,961,000 have been segregated as initial margin for open futures contracts.

5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends[1]	72,792
Interest[2]	7,026
Security Lending	1,801
Total Income	81,619
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,022
Performance Adjustment	1,647
The Vanguard Group—Note C
Management and Administrative	12,527
Marketing and Distribution	682
Custodian Fees	592
Auditing Fees	34
Shareholders’ Reports	103
Trustees’ Fees and Expenses	4
Total Expenses	23,611
Expenses Paid Indirectly—Note D	(104)
Net Expenses	23,507
Net Investment Income	58,112
Realized Net Gain (Loss)
Investment Securities Sold	182,853
Futures Contracts	5,324
Foreign Currencies and Forward Currency Contracts	(1,236)
Realized Net Gain (Loss)	186,941
Change in Unrealized Appreciation (Depreciation)
Investment Securities	205,938
Futures Contracts	(289)
Foreign Currencies and Forward Currency Contracts	112
Change in Unrealized Appreciation (Depreciation)	205,761
Net Increase (Decrease) in Net Assets Resulting from Operations	450,814

1 Dividends are net of foreign withholding taxes of $3,415,000.

2 Interest income from an affiliated company of the fund was $6,480,000.

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,112	25,957
Realized Net Gain (Loss)	186,941	55,890
Change in Unrealized Appreciation (Depreciation)	205,761	265,299
Net Increase (Decrease) in Net Assets Resulting from Operations	450,814	347,146
Distributions
Net Investment Income	(31,222)	(13,896)
Realized Capital Gain[1]	(56,590)	(17,866)
Total Distributions	(87,812)	(31,762)
Capital Share Transactions—Note H
Issued	1,908,165	1,254,744
Issued in Lieu of Cash Distributions	80,656	28,549
Redeemed	(462,226)	(261,895)
Net Increase (Decrease) from Capital Share Transactions	1,526,595	1,021,398
Total Increase (Decrease)	1,889,597	1,336,782
Net Assets
Beginning of Period	2,301,840	965,058
End of Period[2]	4,191,437	2,301,840

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $20,164,000 and $8,933,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Including undistributed net investment income of $45,245,000 and $18,617,000.

Financial Highlights

		Year	Nov. 1,
		Ended	2003, to
For a Share Outstanding		Sept. 30,	Sept. 30,	Year Ended October 31,
Throughout Each Period	2006	2005	2004[1]	2003	2002	2001
Net Asset Value,
Beginning of Period	$19.72	$16.08	$14.46	$10.48	$11.31	$13.71
Investment Operations
Net Investment Income	.320	.25	.191	.12	.09	.13
Net Realized and Unrealized
Gain (Loss) on Investments	2.595	3.87	1.624	3.96	(.36)	(1.10)
Total from
Investment Operations	2.915	4.12	1.815	4.08	(.27)	(.97)
Distributions
Dividends from
Net Investment Income	(.240)	(.21)	(.130)	(.08)	(.12)	(.26)
Distributions from
Realized Capital Gains	(.435)	(.27)	(.065)	(.02)	(.44)	(1.17)
Total Distributions	(.675)	(.48)	(.195)	(.10)	(.56)	(1.43)
Net Asset Value,
End of Period	$21.96	$19.72	$16.08	$14.46	$10.48	$11.31

Total Return[2]	15.22%	25.99%	12.64%	39.25%	–2.78%	–7.72%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$4,191	$2,302	$965	$664	$223	$144
Ratio of Total Expenses to
Average Net Assets[3]	0.72%	0.80%	0.90%*	1.05%	1.19%	1.08%
Ratio of Net Investment
Income to Average
Net Assets	1.76%	1.60%	1.47%*	1.14%	0.86%	1.10%
Portfolio Turnover Rate	88%	83%	19%	13%	14%	27%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.

3 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.06%, 0.08%, 0.11%, 0.17%, and 0.13%.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to U.S., European, and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts, or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP, Acadian Asset Management, Inc., and beginning April 17, 2006, AllianceBernstein L.P. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Marathon Asset Management LLP is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. The basic fee of Acadian Asset Management, Inc. is subject to quarterly adjustments based on performance since December 31, 2004, relative to the Morgan Stanley Capital International All Country World Index. In accordance with the advisory contract entered into with AllianceBernstein L.P. in April 2006, beginning in April 2007 the investment advisory fee will be subject to quarterly adjustments based on performance since June 30, 2006, relative to the Morgan Stanley Capital International All Country World Index.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the year ended September 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets before an increase of $1,647,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $425,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.43% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2006, these arrangements reduced the fund’s management and administrative expenses by $32,000 and custodian fees by $72,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2006, the fund realized net foreign currency losses of $1,906,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2006, the fund realized gains on the sale of passive foreign investment companies of $4,778,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at September 30, 2006, was $6,155,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,134,000 from undistributed net investment income, and $9,400,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2006, the fund had $122,778,000 of ordinary income and $102,143,000 of long-term capital gains available for distribution.

At September 30, 2006, the cost of investment securities for tax purposes was $3,610,222,000. Net unrealized appreciation of investment securities for tax purposes was $634,392,000, consisting of unrealized gains of $700,883,000 on securities that had risen in value since their purchase and $66,491,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

			($000)
	Number	Aggregate	Unrealized
	of Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	72	24,217	494
Dow Jones EURO STOXX 50 Index	302	14,990	361
Topix Index	79	10,807	(149)
FTSE 100 Index	85	9,524	59
S&P ASX 200 Index	54	5,215	100

Unrealized appreciation (depreciation) on open S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2006, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/20/2006	EUR	11,533	USD	14,670	(29)
12/13/2006	JPY	1,293,400	USD	11,062	(182)
12/20/2006	GBP	5,057	USD	9,455	(37)
12/15/2006	CHF	9,000	USD	7,229	86
12/29/2006	AUD	6,803	USD	5,068	(37)
AUD—Australian dollar.
CHF—Swiss Franc.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $91,000 resulting from the translation of other assets and liabilities at September 30, 2006.

F. During the year ended September 30, 2006, the fund purchased $4,186,640,000 of investment securities and sold $2,769,699,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at September 30, 2006, was $78,147,000, for which the fund received cash collateral of $81,911,000.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	92,291	69,584
Issued in Lieu of Cash Distributions	4,143	1,626
Redeemed	(22,344)	(14,502)
Net Increase (Decrease) in Shares Outstanding	74,090	56,708

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Fund and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $42,150,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $27,613,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 13.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund will pass through to shareholders foreign source income of $54,488,000 and foreign taxes paid of $3,350,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund
Periods Ended September 30, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	15.22%	17.73%	11.86%
Returns After Taxes on Distributions	14.43	17.10	10.51
Returns After Taxes on Distributions and Sale of Fund Shares	10.33	15.36	9.73

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,036.83	$3.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.56	3.55

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.70%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 34 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreements with Marathon Asset Management LLP and Acadian Asset Management, Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

(The board had previously acted to approve the fund’s agreement with its other investment advisor, AllianceBernstein L.P. A report on that approval was included in the fund’s semiannual report to shareholders dated March 31, 2006.)

The board decided to renew the agreements with Marathon and Acadian based upon an evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each firm. The board noted the following:

• Marathon Asset Management LLP. Founded in 1986, Marathon Asset Management of London, England, has advised the Global Equity Fund since the fund’s inception in 1995. Marathon continues to use a bottom-up approach that focuses on stock selection. Its three regional teams focus on each company’s corporate strategy and industry competition, while sector analysis is conducted using long-term capital cycle data. Each of these teams is led by one of the firm’s three founders: Jeremy J. Hosking, William J. Arah, and Neil M. Ostrer.

• Acadian Asset Management, Inc. Founded in 1986, Acadian Asset Management is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. The firm has advised the Global Equity Fund since 2004. Acadian’s investment process builds portfolios from the bottom up using proprietary valuation models. The investment team includes the three portfolio managers, John R. Chisholm, Ronald D. Frashure, and Brian K. Wolahan. All are involved in the firm’s ongoing research.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. Each advisor has carried out its investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rates. The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because both Marathon and Acadian are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by Marathon and Acadian increase.

The board also approved a change to the process for the quarterly calculation of Marathon’s and Acadian’s asset-based advisory fees. The calculation now will be based on the average daily net assets of the fund rather than on the average month-end net assets.

The advisory agreements will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund's trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment companies
Chief Executive Officer	served by The Vanguard Group.
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
142 Vanguard Funds Overseen	Greenwich Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer
of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman
Trustee since December 2001[2]	and Chief Executive Officer of Rohm and Haas Co. (chemicals);
142 Vanguard Funds Overseen	Board Member of the American Chemistry Council;
Director of Tyco International, Ltd. (diversified manufac-
turing and services) since 2005; Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since July 2006	University of Pennsylvania since 2004; Professor in the School of Arts
142 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004;
Provost (2001-2004) and Laurance S. Rockefeller Professor of
Politics and the University Center for Human Values (1990-2004),
Princeton University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate
Trustee since July 1998	Vice President and Chief Global Diversity Officer since 2006
142 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005),
and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking, Harvard Business
142 Vanguard Funds Overseen	School since 2000; Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm)
since 2003; Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004), Genbel
Securities Limited (South African financial services firm) (1999-2003),
Gensec Bank (1999-2003), Sanlam, Ltd. (South African insurance company)
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and Director of NACCO
142 Vanguard Funds Overseen	Industries, Inc.(forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrialproducts/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
142 Vanguard Funds Overseen	(chemicals);Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packing products),and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers [1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Trustee since July 2005	Managing Director since July 2006, General Counsel since July 2005, and
142 Vanguard Funds Overseen	Secretary of Vanguard and of each of the investment companies served by The Vanguard Group since July 2005; Principal of The Vanguard Group, Inc.
(1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Principal of the Vanguard Group, Inc.; Treasurer of each of the investment
142 Vanguard Funds Overseen	companies served by the Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard    State Tax-Exempt Funds.

   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard,
and the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112006

Vanguard® Strategic Small-Cap
Equity Fund

> Annual Report

September 30, 2006

>

In a tough market for smaller stocks, Vanguard Strategic Small-Cap Equity Fund declined –4.8% in an abbreviated fiscal period from April 24, 2006, through September 30. The fund outperformed its benchmark index and the peer group’s average return.

>	Good stock selection in the health care, consumer discretionary, and financials sectors made strong relative contributions to the fund’s return.

>	Weaker stock selections included companies in the materials and industrials sectors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

April 24, 2006,[1] Through September 30, 2006
Total
Return
Vanguard Strategic Small-Cap Equity Fund	–4.8%
MSCI US Small Cap 1750 Index	–5.1
Average Small-Cap Core Fund[2]	–5.9
Dow Jones Wilshire 5000 Index	1.3

Your Fund’s Performance at a Glance
April 24, 2006[1]–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$20.01	$19.04	$0.00	$0.00

1

From April 20, 2006, until April 24, 2006, the fund conducted a subscription period during which its assets were held in money market instruments. Returns are measured from April 24, when the fund began to follow its investment strategy.

2	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Welcome to our first progress report for Vanguard Strategic Small-Cap Equity Fund, which began executing its strategy on April 24, 2006. In a generally tough environment for smaller stocks, the fund returned –4.8% for the five-plus months through September 30. This result was somewhat better than the return of the Morgan Stanley Capital International (MSCI) US Small Cap 1750 Index and of the average return of the fund’s peers. It’s worth noting, of course, that this abbreviated period reveals little about the merits of the fund’s long-term investment strategy.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns.

The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years. (Please note: This discussion of the market environment encompasses the full 12 months of the fund’s fiscal year. The fund began operations a bit after the year’s halfway point.)

2

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in later summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Relative success in a challenging environment

The Strategic Small-Cap Equity Fund’s advisor, Vanguard Quantitative Equity Group, seeks to construct a portfolio

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

3

whose characteristics—stock size, investment style (value or growth), sector allocation, and risk profile—closely match those of the MSCI US Small Cap 1750 Index. Using a series of computer-driven models, the advisor selects portfolio holdings that it believes have the potential to outperform the index. In the short time since the fund’s inception, and in a challenging atmosphere for small-cap investing, the fund surpassed its benchmark by a small margin. Although it’s hard to be pleased with a negative return, the fund clearly met its goal of producing superior relative performance.

The advisor found some opportunities to add value versus the benchmark—particularly in the health care, consumer discretionary, and financials sectors. It did this by underweighting or altogether avoiding some of the benchmark’s poorly performing constituents. In health care, the fund’s biotechnology stocks suffered losses, but the advisor’s aversion to speculative, highly valued stocks resulted in more moderately valued holdings whose losses were roughly half the magnitude of those in the index sector. Returns of the fund’s health care facilities and managed-care holdings also surpassed those of the index sector. Among consumer discretionary stocks, the fund’s holdings bested those of the index sector because the advisor avoided exposure to several poorly performing restaurant and apparel-maker index constituents. In financials—the fund’s largest sector—good stock picks among commercial banks, consumer finance businesses, and insurance companies provided a strong contribution to return.

Total Returns
April 24, 2006,[1] Through September 30, 2006
	Since	Final Value of a $10,000
	Inception[1]	Initial Investment
Strategic Small-Cap Equity Fund	–4.8%	$9,515
MSCI US Small Cap 1750 Index	–5.1	9,486
Average Small-Cap Core Fund	–5.9	9,410
Dow Jones Wilshire 5000 Index	1.3	10,135

1

From April 20, 2006, until April 24, 2006, the fund conducted a subscription period during which its assets were held in money market instruments. Returns are measured from April 24, when the fund began to follow its investment strategy.

4

At the same time, the advisor’s assessment of the prospects for some of its stock choices proved a bit more positive than the market’s sentiment. Sources of weakness included some miscues and missed opportunities in the materials and industrials sectors. In materials, the advisor held some chemical and construction materials companies that failed to meet its expectations. And in industrials, some holdings among building products and trucking businesses posted poor returns.

To form a more complete assessment of the fund’s strategy, we will need to evaluate it over longer time periods. In its early months, the fund has performed in line with expectations, outpacing its benchmark with superior stock selection. This achievement would be easier to celebrate during a period of positive returns, of course, but the early results are encouraging.

We are optimistic that a talented advisory team and low costs will help the fund in its quest to provide superior long-term results. Vanguard Quantitative Equity Group, which has managed Vanguard Strategic Equity Fund, your fund’s mid-cap sibling, for more than 11 years, applies essentially the same earnings- and valuation-driven strategies to run both funds. In the process, the Strategic Small-Cap Equity Fund’s very low costs help investors maximize their share of the fund’s returns.

Don’t let short-term performance cloud your long-term view

The short-term results of the latest “hot” mutual fund can divert some investors’ attention from the discipline and focus of long-term investing. For those investors, the lure of powerful short-term performance assumes priority over longer-term results.

At Vanguard, we counsel investors to discount short-term performance and, instead, to thoughtfully evaluate a fund’s long-term role within their portfolio. Is the fund a core holding or does it play a smaller role? Crucial to long-term investing is a well-thought-out, diversified portfolio of stock, bond, and money market funds tailored to meet your personal goals. Once you have completed this “advance” work, we suggest that you stay the course through the market’s ups and downs, resisting the short-term urge to tinker.

As a part of the stock component of a balanced, diversified investment plan, the Strategic Small-Cap Equity Fund can play an important role in helping you to reach your long-term financial goals. Thank you for your confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 18, 2006

5

Advisor’s Report

The Strategic Small-Cap Equity Fund began operations in April and returned –4.8% during an abbreviated fiscal period through September 30. We are pleased to have the opportunity to report our results to you.

During the five-plus months of the fund’s fiscal period, small-capitalization stocks, which had outperformed large-caps for several years, came under pressure because of uncertainties surrounding U.S. economic growth, inflation risk, and the direction of interest rates. Although registering disappointing performance in absolute terms, the fund outperformed its benchmark, the MSCI US Small Cap 1750 Index, by 0.3 percentage point for the period.

Our investment management process combines three stock-ranking models (valuation, marketplace sentiment, and earnings prospects) to determine attractive investment opportunities among companies of similar size and business characteristics. Over the long term, we expect all three models to generate positive and consistent excess returns while providing diversification within our stock-ranking strategy. Our long-term experience has given us confidence in this regard. However, over shorter time periods, the models can vary in their effectiveness. In the months since the fund’s inception, for example, our valuation model performed quite well, while both the sentiment and earnings-growth models were ineffective.

This variance in model contribution is normal within a quantitative framework. Our process seeks to add value in two ways: by purchasing stocks that outperform the market and by avoiding stocks that underperform the market. For this partial fiscal year, the companies our model identified as stocks that were likely to underperform—and which we subsequently underweighted—made much stronger contributions to our relative performance than did the higher-ranked stocks we purchased.

Because we maintain sector weightings that are essentially the same as those in the benchmark index, our results are driven by our success (or lack thereof) in choosing the better-performing stocks in each group. During this period, strong stock selection within the health care, consumer discretionary, and financials sectors boosted our results. However, the results were offset by less successful picks in the materials and industrials sectors.

For example, overweight positions in Palomar Medical Technologies (+17% since the fund’s inception), Illumina (+8%), and VCA Antech (+31%) led our health care picks. Select consumer stocks, including Movado Group (+30%), were strong contributors, and First Marblehead (+63%) and Harleysville Group (+21%) were successful picks in the financials sector. On the other hand, materials companies Eagle Materials (–52%), Quanex (–33%), and Reliance

6

Steel & Aluminum (–31%) performed poorly and detracted from overall relative performance. Industrial companies Builders FirstSource (–36%) and Simpson Manufacturing (–38%) were also overweighted and muted our relative results.

We continue to believe that the best way to deliver consistent investment results is through a quantitative assessment of fundamental stock factors coupled with a disciplined risk-control framework that neutralizes those market and company factors that we do not believe can add value over long-term investment horizons. We are also confident that the fund offers an attractive mix of stocks with high earnings quality, market acceptance, and reasonable valuations. We thank you for your trust in our group and its investment process.

James P. Stetler, Principal and

Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

October 23, 2006

7

Fund Profile

As of September 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	449	1,725	4,974
Median Market Cap	$1.6B	$1.6B	$27.5B
Price/Earnings Ratio	17.0x	22.5x	17.2x
Price/Book Ratio	2.3x	2.3x	3.7x
Yield	1.0%	1.3%	1.7%
Return on Equity	11.0%	11.4%	15.4%
Earnings Growth Rate	13.3%	14.1%	15.7%
Foreign Holdings	0.4%	0.0%	1.1%
Turnover Rate	35%	—	—
Expense Ratio	0.40%[3]	—	—
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15%	15%	12%
Consumer Staples	3	3	9
Energy	7	7	9
Financials	23	22	23
Health Care	10	10	12
Industrials	15	16	11
Information Technology	15	15	15
Materials	6	6	3
Telecommunication
Services	1	1	3
Utilities	5	5	3

Ten Largest Holdings[4] (% of total net assets)

Harsco Corp.	industrial machinery	0.4%
AnnTaylor Stores Corp.	apparel retail	0.4
The Manitowoc Co., Inc.	construction and
	farm machinery and
	heavy trucks	0.4
OGE Energy Corp.	multi-utilities	0.4
VCA Antech, Inc.	health care facilities	0.4
Atmel Corp.	semiconductors	0.4
Convergys Corp.	data processing and
	outsourced services	0.4
Service Corp. International	specialized
	consumer services	0.4
IndyMac Bancorp, Inc.	thrifts and
	mortgage finance	0.4
Phillips-Van Heusen Corp.	apparel accessories
	and luxury goods	0.4
Top Ten		4.0%

Investment Focus

1	MSCI US Small Cap 1750 Index.
2	Dow Jones Wilshire 5000 Index.
3	Annualized.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 23 for a glossary of investment terms.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006–September 30, 2006

Initial Investment of $10,000

		Final Value
	Total Returns	of a $10,000
	Since Inception[1]	Investment
Strategic Small-Cap Equity Fund	–4.85%	$9,515
Dow Jones Wilshire 5000 Index	1.35	10,135
MSCI US Small Cap 1750 Index	–5.14	9,486
Average Small-Cap Core Fund[2]	–5.90	9,410

Total Returns (%): April 24, 2006–September 30, 2006

1

From April 20, 2006, until April 24, 2006, the fund conducted a subscription period during which its assets were held in money market instruments. Returns are measured from April 24, when the fund began to follow its investment strategy.

2	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 18 for dividend and capital gains information.

9

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (14.6%)
*	AnnTaylor Stores Corp.	18,845	789
	Service Corp. International	82,490	770
	Phillips-Van Heusen Corp.	18,300	764
	Barnes & Noble, Inc.	18,900	717
	Ruby Tuesday, Inc.	24,998	705
*	Jack in the Box Inc.	13,000	678
	CBRL Group, Inc.	16,443	665
	Dillard’s Inc.	19,533	639
	Men’s Wearhouse, Inc.	17,155	638
	Bob Evans Farms, Inc.	20,987	636
*	Payless ShoeSource, Inc.	25,003	623
*	The Dress Barn, Inc.	27,692	604
	Harte-Hanks, Inc.	22,846	602
	Steven Madden, Ltd.	15,295	600
	Group 1 Automotive, Inc.	11,989	598
*	Laureate Education Inc.	12,453	596
	Domino’s Pizza, Inc.	23,012	590
*	Papa John’s International, Inc.	16,115	582
	K-Swiss, Inc.	19,005	571
*	Select Comfort Corp.	26,069	570
*	The Pantry, Inc.	10,114	570
	ArvinMeritor, Inc.	40,000	570
	Ethan Allen Interiors, Inc.	16,328	566
	Movado Group, Inc.	22,003	559
	United Auto Group, Inc.	23,900	559
*	Charming Shoppes, Inc.	38,950	556
*	TRW Automotive
	Holdings Corp.	22,510	542
	Meredith Corp.	10,900	538
	Jackson Hewitt Tax
	Service Inc.	17,752	533
	Furniture Brands
	International Inc.	27,652	527
	Brown Shoe Co., Inc.	14,570	522
*	Spanish Broadcasting

	System, Inc.	114,465	500
*	Cox Radio, Inc.	31,806	488
	Saks Inc.	27,661	478
	Dover Downs Gaming &
	Entertainment, Inc.	39,328	478
*	Skechers U.S.A., Inc.	20,218	475
	Asbury Automotive
	Group, Inc.	19,157	395
	Claire’s Stores, Inc.	13,270	387
	Building Materials
	Holding Corp.	14,400	375
	Sotheby’s	10,911	352
	IHOP Corp.	7,589	352
	Beazer Homes USA, Inc.	8,700	340
*	Harris Interactive Inc.	53,292	325
	John Wiley & Sons Class A	9,000	324
	Catalina Marketing Corp.	10,400	286
	Technical Olympic USA, Inc.	28,285	278
	Stewart Enterprises, Inc.
	Class A	41,020	240
*	Tenneco Automotive, Inc.	8,100	189
	Ryland Group, Inc.	4,130	178
	Choice Hotel International, Inc.	3,800	155
	Kimball International, Inc.
	Class B	6,300	122
*	Pacific Sunwear of
	California, Inc.	7,682	116
	Journal Register Co.	18,900	107
*	The Goodyear Tire &
	Rubber Co.	7,100	103
	Thor Industries, Inc.	2,300	95
	CKE Restaurants Inc.	5,600	94
	The Buckle, Inc.	1,832	70
*	ProQuest Co.	3,918	51
*	Denny’s Corp.	5,693	19
			26,351
Consumer Staples (2.7%)
	Corn Products
	International, Inc.	21,305	693
*	Herbalife Ltd.	16,000	606
	Del Monte Foods Co.	55,661	582
	Lancaster Colony Corp.	12,744	570

10

			Market
			Value•
		Shares	($000)
	The Great Atlantic &
	Pacific Tea Co., Inc.	22,000	530
	Ruddick Corp.	20,181	525
	^Vector Group Ltd.	30,143	489
*	NBTY, Inc.	12,600	369
*	BJ’s Wholesale Club, Inc.	7,000	204
*	Central Garden and Pet Co.	3,765	182
*	Hansen Natural Corp.	2,700	88
	Premium Standard Farms Inc.	2,186	42
			4,880
Energy (6.8%)
	Tidewater Inc.	15,665	692
	Holly Corp.	15,636	678
	Helmerich & Payne, Inc.	28,828	664
	Frontier Oil Corp.	23,744	631
*	SEACOR Holdings Inc.	7,371	608
*	Unit Corp.	13,190	606
*	Swift Energy Co.	13,829	578
*	Grey Wolf, Inc.	82,800	553
*	Parker Drilling Co.	75,700	536
*	Pioneer Drilling Co.	40,900	525
	OMI Corp.	23,000	499
*	W-H Energy Services, Inc.	11,948	495
*	Helix Energy Solutions
	Group, Inc.	14,440	482
*	Todco Class A	13,372	463
	W&T Offshore, Inc.	15,352	448
	RPC Inc.	23,900	438
*	Denbury Resources, Inc.	15,000	434
*	Basic Energy Services Inc.	15,800	386
*	Atwood Oceanics, Inc.	8,259	371
*	Veritas DGC Inc.	5,140	338
*	Maverick Tube Corp.	4,230	274
	USEC Inc.	23,700	228
*	Giant Industries, Inc.	2,700	219
	St. Mary Land &
	Exploration Co.	5,286	194
*	Hanover Compressor Co.	8,900	162
*	Lone Star Technologies, Inc.	3,350	162
*	NS Group Inc.	2,300	148
*	Hercules Offshore, Inc.	4,400	137
*	Oil States International, Inc.	4,100	113
	Berry Petroleum Class A	3,900	110
*	FMC Technologies Inc.	1,000	54
			12,226
Financials (22.8%)
	Capital Markets (1.3%)
*	Investment Technology
	Group, Inc.	13,300	595
*	Piper Jaffray Cos., Inc.	9,186	557
	Raymond James
	Financial, Inc.	18,700	547

*	Knight Capital Group, Inc.
	Class A	20,900	380
	Jefferies Group, Inc.	10,444	298
	Commercial Banks (5.7%)
	Whitney Holdings Corp.	19,435	695
	BancorpSouth, Inc.	22,688	630
	Trustmark Corp.	18,622	585
	Hancock Holding Co.	10,310	552
	Citizens Banking Corp.	20,512	539
	First Republic Bank	12,345	525
	Community Trust Bancorp Inc.	13,816	520
	Bank of Hawaii Corp.	10,500	506
	Peoples Bancorp, Inc.	16,212	474
	City Holding Co.	11,762	469
	First Community
	Bancshares, Inc.	13,620	455
	Sterling Bancshares, Inc.	21,928	444
	Susquehanna Bancshares, Inc.	18,100	442
	Independent Bank Corp. (MI)	17,955	436
	Sterling Financial Corp.	12,336	400
	BancFirst Corp.	8,526	398
	Park National Corp.	3,900	390
	Sky Financial Group, Inc.	15,603	389
	Capitol Bancorp Ltd.	8,233	366
	United Bankshares, Inc.	7,200	268
	West Coast Bancorp	8,020	245
	Old National Bancorp	11,640	222
	U.S.B. Holding Co., Inc.	6,186	136
	R & G Financial Corp. Class B	15,200	113
	FirstMerit Corp.	3,000	70
	First Financial Corp. (IN)	1,012	32
	Tompkins Trustco, Inc.	690	31

	Consumer Finance (0.8%)
	The First Marblehead Corp.	10,800	748
	Cash America
	International Inc.	16,513	645
	Advance America, Cash
	Advance Centers, Inc.	4,752	69

	Diversified Financial Services (0.2%)
	Primus Guaranty, Ltd.	32,392	392

	Insurance (3.6%)
	American Financial Group, Inc.	15,000	704
	Hanover Insurance Group Inc.	15,400	687
	Philadelphia Consolidated
	Holding Corp.	16,947	674
	Zenith National
	Insurance Corp.	15,291	610
	Commerce Group, Inc.	20,200	607
	Infinity Property &
	Casualty Corp.	13,257	545

^Odyssey Re Holdings Corp.	15,800	534
Harleysville Group, Inc.	13,598	476
Safety Insurance Group, Inc.	9,655	470
Ohio Casualty Corp.	15,100	391

11

		Market
		Value•
	Shares	($000)
LandAmerica Financial
Group, Inc.	4,500	296
AmerUs Group Co.	3,900	265
Reinsurance Group of
America, Inc.	2,880	150
Stewart Information
Services Corp.	1,796	62

Real Estate Investment Trusts (8.7%)
Camden Property Trust REIT	9,500	722
Federal Realty Investment
Trust REIT	9,570	711
Reckson Associates
Realty Corp. REIT	15,130	648
BRE Properties Inc.
Class A REIT	10,240	612
Mack-Cali Realty Corp. REIT	11,520	597
Essex Property Trust, Inc.
REIT	4,560	554
Taubman Co. REIT	12,410	551
Kilroy Realty Corp. REIT	6,770	510
Colonial Properties Trust REIT	10,470	501
Post Properties, Inc. REIT	10,360	492
Maguire Properties, Inc. REIT	12,080	492
Home Properties, Inc. REIT	8,300	474
Highwood Properties, Inc.
REIT	12,110	451
Mid-America Apartment
Communities, Inc. REIT	6,970	427
Tanger Factory Outlet
Centers, Inc. REIT	11,300	403
Heritage Property
Investment Trust REIT	10,440	381
Pan Pacific Retail
Properties, Inc. REIT	5,470	380
Glimcher Realty Trust REIT	14,600	362
Saul Centers, Inc. REIT	7,780	350
Trizec Properties, Inc. REIT	10,570	306
Rayonier Inc. REIT	8,020	303
Thornburg Mortgage, Inc.
REIT	10,970	279
Annaly Mortgage
Management Inc. REIT	20,400	268
CBL & Associates
Properties, Inc. REIT	6,210	260
HRPT Properties Trust REIT	20,800	249
Equity One, Inc. REIT	9,100	218
Crescent Real Estate, Inc. REIT	9,960	217
Brandywine Realty Trust REIT	6,570	214
New Century Financial Corp.
REIT	5,260	207
KKR Financial Corp. REIT	8,330	204

	BioMed Realty Trust, Inc. REIT	6,600	200
	Corporate Office Properties
	Trust, Inc. REIT	4,020	180
	Sunstone Hotel
	Investors, Inc. REIT	6,000	178
	LaSalle Hotel Properties REIT	4,100	178
	American Home Mortgage
	Investment Corp. REIT	4,900	171
	Senior Housing
	Properties Trust REIT	7,500	160
	Pennsylvania REIT	3,570	152
	Strategic Hotels and
	Resorts, Inc. REIT	7,600	151
	American Financial
	Realty Trust REIT	13,400	150
	Potlatch Corp. REIT	4,000	148
	Sun Communities, Inc. REIT	4,600	147
	Friedman, Billings, Ramsey
	Group, Inc. REIT	16,600	133
	Cousins Properties, Inc. REIT	3,660	125
	Digital Realty Trust, Inc. REIT	3,610	113
	Equity Lifestyle
	Properties, Inc. REIT	2,310	106
	Franklin Street
	Properties Corp. REIT	5,270	105
	National Retail Properties REIT	4,800	104
	Redwood Trust, Inc. REIT	2,000	101
	FelCor Lodging Trust, Inc. REIT	5,010	100
	PS Business Parks, Inc. REIT	1,620	98
	Sovran Self Storage, Inc. REIT	1,740	97
	Mills Corp. REIT	5,690	95
	Global Signal, Inc. REIT	1,790	91
	Equity Inns, Inc. REIT	4,200	67
	Innkeepers USA Trust REIT	3,700	60
	Newcastle Investment Corp.
	REIT	1,000	27
	GMH Communities Trust REIT	2,080	26
	Lexington Corporate
	Properties Trust REIT	1,000	21
	Spirit Finance Corp. REIT	1,800	21
	Inland Real Estate Corp. REIT	1,100	19

	Real Estate Management & Development (0.2%)
	Jones Lang LaSalle Inc.	3,670	314
*	Trammell Crow Co.	3,300	121

	Thrifts & Mortgage Finance (2.3%)
	IndyMac Bancorp, Inc.	18,631	767
	Downey Financial Corp.	9,036	601
	PFF Bancorp, Inc.	13,857	513
	Corus Bankshares Inc.	22,856	511
*	Triad Guaranty, Inc.	9,577	490
	WSFS Financial Corp.	7,750	482

*	Accredited Home
	Lenders Holding Co.	11,607	417
	Anchor Bancorp
	Wisconsin Inc.	11,357	324
			41,241

12

			Market
			Value•
		Shares	($000)
Health Care (10.4%)
*	VCA Antech, Inc.	21,490	775
*	Pediatrix Medical Group, Inc.	15,440	704
*	ICOS Corp.	26,043	653
*	Sierra Health Services, Inc.	16,450	622
	West Pharmaceutical
	Services, Inc.	15,690	616
*	Bio-Rad Laboratories, Inc.
	Class A	8,706	616
*	PSS World Medical, Inc.	30,400	608
*	Illumina, Inc.	17,800	588
*	Magellan Health Services, Inc.	13,694	583
*	Palomar Medical
	Technologies, Inc.	13,612	574
	Alpharma, Inc. Class A	24,512	573
*	Viasys Healthcare Inc.	20,429	557
	Vital Signs, Inc.	9,746	552
*	Myogen, Inc.	15,100	530
	Datascope Corp.	15,731	527
*	Alkermes, Inc.	32,251	511
*	Haemonetics Corp.	10,895	510
*	Molina Healthcare Inc.	14,406	509
*	Enzon Pharmaceuticals, Inc.	60,795	502
*	ViroPharma Inc.	39,698	483
*	Radiation Therapy
	Services, Inc.	16,183	473
*	Genesis Healthcare Corp.	9,822	468
	Valeant Pharmaceuticals
	International	23,540	466
*	Adams Respiratory
	Therapeutics, Inc.	12,400	454
*	IDEXX Laboratories Corp.	4,415	402
	Medicis Pharmaceutical Corp.	11,900	385
*	Zoll Medical Corp.	9,847	353
*	Sunrise Senior Living, Inc.	11,040	330
*	Sciele Pharma, Inc.	17,184	324
*	BioMarin Pharmaceutical Inc.	22,446	319
*	Digene Corp.	7,202	311
	Dade Behring Holdings Inc.	7,507	301
*	K-V Pharmaceutical Co.
	Class A	12,643	300
*	WellCare Health Plans Inc.	5,200	294
*	Applera Corp.–Celera
	Genomics Group	20,700	288
*	AMN Healthcare Services, Inc.	10,139	241
*	Telik, Inc.	11,800	210
	STERIS Corp.	8,400	202
*	The TriZetto Group, Inc.	12,200	185
*	Hologic, Inc.	4,200	183
*	United Surgical Partners
	International, Inc.	6,100	151
*	PAREXEL International Corp.	3,732	124

*	United Therapeutics Corp.	2,168	114
*	Tanox, Inc.	9,300	110
*	Orthofix International NV	1,841	84
*	IntraLase Corp.	2,200	43
*	Symmetry Medical Inc.	2,200	33
*	Medarex, Inc.	2,200	24
			18,765
Industrials (15.5%)
	Harsco Corp.	10,439	811
	The Manitowoc Co., Inc.	17,500	784
*	Thomas & Betts Corp.	16,020	764
	Carlisle Co., Inc.	8,838	743
	Ryder System, Inc.	14,309	740
	Trinity Industries, Inc.	22,760	732
*	Wesco International, Inc.	12,315	715
	JLG Industries, Inc.	36,019	714
	Crane Co.	16,600	694
*	Genlyte Group, Inc.	9,661	688
	The Timken Co.	21,800	649
	The Toro Co.	15,009	633
	IKON Office Solutions, Inc.	46,228	621
*	US Airways Group Inc.	14,000	621
*	Dollar Thrifty Automotive
	Group, Inc.	13,798	615
*	Swift Transportation Co., Inc.	25,140	596
	Steelcase Inc.	37,474	588
	Regal-Beloit Corp.	13,484	587
*	Alaska Air Group, Inc.	15,400	586
*	United Stationers, Inc.	12,541	583
	Mueller Industries Inc.	16,000	563
*	Amerco, Inc.	7,456	553
*	Kforce Inc.	45,720	545
	Triumph Group, Inc.	12,667	536
	Acuity Brands, Inc.	11,542	524
	A.O. Smith Corp.	13,200	520
*	Spherion Corp.	71,465	511
*	Consolidated Graphics, Inc.	8,453	509
	Adesa, Inc.	21,800	504
*	Labor Ready, Inc.	31,200	497
	Kennametal, Inc.	8,767	497
*	CBIZ Inc.	67,800	495
	^Simpson Manufacturing Co.	17,350	469
*	EMCOR Group, Inc.	8,500	466
*	United Rentals, Inc.	19,982	465
	Herman Miller, Inc.	13,469	461
*	Corrections Corp. of America	10,200	441
	The Greenbrier Cos., Inc.	15,100	438
	Con-way, Inc.	9,179	411
	Lennox International Inc.	17,648	404
*	Builders FirstSource, Inc.	25,069	382
	Teleflex Inc.	6,831	380
	Lincoln Electric Holdings, Inc.	6,965	379
*	Continental Airlines, Inc.

	Class B	12,712	360
	John H. Harland Co.	9,771	356
*	PHH Corp.	11,300	310
*	Armor Holdings, Inc.	5,120	294
*	YRC Worldwide, Inc.	6,882	255

13

			Market
			Value•
		Shares	($000)
	Apogee Enterprises, Inc.	15,142	230
*	Accuride Corp.	20,557	226
	Mine Safety Appliances Co.	6,314	225
*	Commercial Vehicle Group Inc.	8,900	171
*	Foster Wheeler Ltd.	4,200	162
	Bluelinx Holdings Inc.	15,000	143
*	Kirby Corp.	4,500	141
*	West Corp.	2,914	141
	Watsco, Inc.	3,000	138
*	AAR Corp.	3,400	81
*	FTI Consulting, Inc.	2,862	72
	Kelly Services, Inc. Class A	2,057	56
	Tennant Co.	1,800	44
*	Navistar International Corp.	1,510	39
	MSC Industrial Direct Co., Inc.
	Class A	900	37
			27,895
Information Technology (15.6%)
*	Atmel Corp.	127,800	772
*	Convergys Corp.	37,340	771
*	Fairchild Semiconductor
	International, Inc.	40,000	748
*	Brocade Communications
	Systems, Inc.	100,300	708
	MoneyGram
	International, Inc.	23,976	697
*	Vishay Intertechnology, Inc.	49,100	689
*	Sybase, Inc.	28,115	682
*	Interdigital
	Communications Corp.	19,852	677
*	MPS Group, Inc.	43,650	660
*	Avocent Corp.	21,600	651
*	CommScope, Inc.	18,900	621
*	RealNetworks, Inc.	56,647	601
*	BearingPoint, Inc.	75,809	596
*	Advanced Energy
	Industries, Inc.	34,746	592
*	Plexus Corp.	30,065	577
*	ON Semiconductor Corp.	97,824	575
*	Mentor Graphics Corp.	40,407	569
	Technitrol, Inc.	18,890	564
*	CSG Systems
	International, Inc.	21,084	557
*	Dolby Laboratories Inc.	27,980	555
	Anixter International Inc.	9,700	548
*	Hyperion Solutions Corp.	15,400	531
*	Zoran Corp.	32,516	523
*	Informatica Corp.	38,192	519
*	MICROS Systems, Inc.	10,574	517
*	Conexant Systems, Inc.	254,945	510
*	Arris Group Inc.	43,510	499
*	Transaction Systems

	Architects, Inc.	14,400	494
*	Interwoven Inc.	44,160	487
*	Digitas Inc.	50,205	483
*	Covansys Corp.	26,971	462
	Gevity HR, Inc.	20,214	460
*	Amkor Technology, Inc.	86,865	448
*	Silicon Storage
	Technology, Inc.	107,100	441
*	SPSS, Inc.	17,560	438
*	Avnet, Inc.	21,799	428
*	Ditech Networks Inc.	54,216	418
*	OmniVision Technologies, Inc.	28,768	411
*	Komag, Inc.	12,700	406
*	Asyst Technologies, Inc.	59,500	402
	Agilysys, Inc.	24,905	350
*	Newport Corp.	20,200	329
	Syntel, Inc.	13,952	316
	Global Payments Inc.	7,100	312
	Imation Corp.	7,500	301
*	Wright Express Corp.	12,504	301
*	Mettler-Toledo
	International Inc.	4,200	278
*	eFunds Corp.	11,369	275
*	LTX Corp.	52,500	263
	Reynolds & Reynolds Class A	6,500	257
*	Palm, Inc.	17,136	250
*	j2 Global
	Communications, Inc.	8,900	242
*	Cirrus Logic, Inc.	32,548	237
*	Coherent, Inc.	6,558	227
*	Finisar Corp.	60,500	220
*	Genesis Microchip Inc.	18,348	216
*	Tech Data Corp.	5,800	212
	Acxiom Corp.	8,003	197
*	Cymer, Inc.	4,082	179
*	Emulex Corp.	9,570	174
*	EarthLink, Inc.	22,472	163
	CTS Corp.	11,100	153
	ADTRAN Inc.	4,700	112
*	Websense, Inc.	4,935	107
*	MRO Software Inc.	2,300	59
	Methode Electronics, Inc.
	Class A	3,998	38
*	Trident Microsystems, Inc.	1,000	23
*	PortalPlayer Inc.	1,713	19
			28,097
Materials (5.6%)
	Carpenter Technology Corp.	7,000	753
	Cleveland-Cliffs Inc.	17,623	672
*	Oregon Steel Mills, Inc.	13,600	665
	Steel Dynamics, Inc.	12,933	652
	Eagle Materials, Inc.	18,355	618
	Celanese Corp. Series A	34,522	618

*	AK Steel Corp.	49,860	605
	Greif Inc. Class A	7,517	602
	Texas Industries, Inc.	11,300	588
	Lubrizol Corp.	12,000	549
*	Chaparral Steel Co.	15,976	544

14

			Market
			Value•
		Shares	($000)
	Quanex Corp.	15,548	472
	Reliance Steel &
	Aluminum Co.	12,270	394
	Gibraltar Industries Inc.	16,725	371
	Westlake Chemical Corp.	11,500	368
	Sensient Technologies Corp.	17,570	344
*	Rockwood Holdings, Inc.	16,700	334
	Commercial Metals Co.	16,200	329
	H.B. Fuller Co.	12,400	291
	Louisiana-Pacific Corp.	11,000	206
	Silgan Holdings, Inc.	2,511	94
*	Titanium Metals Corp.	1,560	39
			10,108
Telecommunication Services (1.3%)
*	Cincinnati Bell Inc.	116,300	561
	North Pittsburgh
	Systems, Inc.	19,456	490
*	Leap Wireless
	International, Inc.	8,416	408
*	Syniverse Holdings Inc.	24,700	371
	Surewest Communications	8,469	165
	Centennial
	Communications Corp.
	Class A	28,573	152
	Commonwealth Telephone
	Enterprises, Inc.	3,097	128
*	Level 3 Communications, Inc.	21,160	113
			2,388
Utilities (4.7%)
	OGE Energy Corp.	21,600	780
	Puget Energy, Inc.	31,950	726
	Westar Energy, Inc.	28,400	668
	Energen Corp.	15,244	638
	Cleco Corp.	23,900	603
	Southwest Gas Corp.	17,500	583
	PNM Resources Inc.	20,800	573
	Avista Corp.	24,028	569
	ALLETE, Inc.	12,404	539
	IDACORP, Inc.	14,040	531
*	CMS Energy Corp.	35,000	505
	Black Hills Corp.	10,700	360
*	El Paso Electric Co.	11,600	259
*	Sierra Pacific Resources	18,032	259
	Otter Tail Corp.	7,982	233
	Hawaiian Electric Industries Inc.	8,419	228
	Vectren Corp.	7,910	212
	Great Plains Energy, Inc.	4,660	145
			8,411
	Total Common Stocks
	(Cost $185,178)		180,362
	Temporary Cash Investments (0.7%)
	Money Market Fund (0.6%)

[1] Vanguard Market Liquidity
Fund, 5.306%—Note E	1,042,700	1,043

	Face
	Amount
	($000)
U.S. Agency Obligation (0.1%)
[2] Federal Home Loan
Mortgage Corp.
5.301%, 10/3/06	200	200
Total Temporary Cash Investments
(Cost $1,243)		1,243
Total Investments (100.7%)
(Cost $186,421)		181,605
Other Assets and Liabilities (–0.7%)
Other Assets—Note B		3,056
Liabilities—Note E		(4,252)
		(1,196)
Net Assets (100%)
Applicable to 9,477,597 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		180,409
Net Asset Value Per Share		$19.04

At September 30, 2006, net assets consisted of:[3]
	Amount	Per
	($000)	Share
Paid-in Capital	186,759	$19.71
Undistributed Net
Investment Income	834.09
Accumulated Net
Realized Losses	(2,368)	(.25)
Unrealized Depreciation	(4,816)	(.51)
Net Assets	180,409	$19.04

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

15

Statement of Operations

April 20[1] to
September 30, 2006
($000)
Investment Income
Income
Dividends	1,008
Interest[2]	80
Security Lending	23
Total Income	1,111
Expenses
The Vanguard Group—Note B
Investment Advisory Services	43
Management and Administrative	168
Marketing and Distribution	6
Custodian Fees	34
Auditing Fees	22
Shareholders’ Reports	4
Total Expenses	277
Net Investment Income	834
Realized Net Gain (Loss)
Investment Securities Sold	(2,387)
Futures Contracts	19
Realized Net Gain (Loss)	(2,368)
Unrealized Appreciation (Depreciation)
Investment Securities	(4,816)
Futures Contracts	—
Unrealized Appreciation (Depreciation)	(4,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,350)

1	Inception.
2	Interest income from an affiliated company of the fund was $77,000.

16

Statement of Changes in Net Assets

April 20[1] to
September 30, 2006
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	834
Realized Net Gain (Loss)	(2,368)
Unrealized Appreciation (Depreciation)	(4,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,350)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions—Note F
Issued	210,458
Issued in Lieu of Cash Distributions	—
Redeemed	(23,699)
Net Increase (Decrease) from Capital Share Transactions	186,759
Total Increase (Decrease)	180,409
Net Assets
Beginning of Period	—
End of Period[2]	180,409

1	Inception.
2	Net Assets—End of Period includes undistributed net investment income of $834,000.

17

Financial Highlights

April 20[1] to
For a Share Outstanding Throughout the Period	September 30, 2006
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.09
Net Realized and Unrealized Gain (Loss) on Investments	(1.05)
Total from Investment Operations	(.96)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$19.04

Total Return	–4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$180
Ratio of Total Expenses to Average Net Assets	0.40%*
Ratio of Net Investment Income to Average Net Assets	1.20%*
Portfolio Turnover Rate	35%

1

Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

19

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $19,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2006, the fund had $873,000 of ordinary income available for distribution. The fund had available realized losses of $2,355,000 to offset future net capital gains through September 30, 2015.

At September 30, 2006, the cost of investment securities for tax purposes was $186,434,000. Net unrealized depreciation of investment securities for tax purposes was $4,829,000, consisting of unrealized gains of $8,371,000 on securities that had risen in value since their purchase and $13,200,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended September 30, 2006, the fund purchased $242,049,000 of investment securities and sold $54,484,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at September 30, 2006, was $1,024,000, for which the fund received cash collateral of $1,043,000.

F. Capital shares issued and redeemed were:

April 20[1] to Sept. 30, 2006
Shares
(000)
Issued	10,744
Issued in Lieu of Cash Distributions	—
Redeemed	(1,266)
Net Shares Outstanding	9,478

1	Inception.

20

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48“), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

21

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (the “Fund”) at September 30, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 20, 2006 (commencement of operations) to September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal period ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 81.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund's trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment companies
Chief Executive Officer	served by The Vanguard Group.
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
142 Vanguard Funds Overseen	Greenwich Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer
of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman
Trustee since December 2001[2]	and Chief Executive Officer of Rohm and Haas Co. (chemicals);
142 Vanguard Funds Overseen	Board Member of the American Chemistry Council;
Director of Tyco International, Ltd. (diversified manufac-
turing and services) since 2005; Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since July 2006	University of Pennsylvania since 2004; Professor in the School of Arts
142 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004;
Provost (2001-2004) and Laurance S. Rockefeller Professor of
Politics and the University Center for Human Values (1990-2004),
Princeton University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate
Trustee since July 1998	Vice President and Chief Global Diversity Officer since 2006
142 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005),
and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking, Harvard Business
142 Vanguard Funds Overseen	School since 2000; Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm)
since 2003; Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004), Genbel
Securities Limited (South African financial services firm) (1999-2003),
Gensec Bank (1999-2003), Sanlam, Ltd. (South African insurance company)
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and Director of NACCO
142 Vanguard Funds Overseen	Industries, Inc.(forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrialproducts/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
142 Vanguard Funds Overseen	(chemicals);Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packing products),and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers [1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Trustee since July 2005	Managing Director since July 2006, General Counsel since July 2005, and
142 Vanguard Funds Overseen	Secretary of Vanguard and of each of the investment companies served by The Vanguard Group since July 2005; Principal of The Vanguard Group, Inc.
(1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Principal of the Vanguard Group, Inc.; Treasurer of each of the investment
142 Vanguard Funds Overseen	companies served by the Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2006: $96,000

Fiscal Year Ended September 30, 2005: $57,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2006: $2,347,620

Fiscal Year Ended September 30, 2005: $2,152,740

(b)  Audit-Related Fees.

Fiscal Year Ended September 30, 2006: $530,000

Fiscal Year Ended September 30, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)  Tax Fees.

Fiscal Year Ended September 30, 2006: $101,300

Fiscal Year Ended September 30, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(c)  All Other Fees.

Fiscal Year Ended September 30, 2006: $0

Fiscal Year Ended September 30, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2006: $101,300

Fiscal Year Ended September 30, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 17, 2006

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 17, 2006

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.